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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Holly Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑ No fee required.
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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

HOLLY CORPORATION
100 Crescent Court
Suite 1600
Dallas, Texas 75201-6915

[FILING DATE]

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Holly Corporation to be held on Thursday, May 24, 2007, at 11:00 a.m., local time, in the Garden Room, Hotel Crescent Court, 400 Crescent Court, Dallas, Texas. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a form of proxy for use in voting at the meeting and an Annual Report for Holly Corporation.

At the Annual Meeting, you will be asked (i) to elect 9 directors to the Board of Directors of the Company, (ii) to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of shares of Common Stock, par value $0.01 per share, that the Corporation has the authority to issue from 100,000,000 shares to 160,000,000 shares, (iii) to reapprove the performance standards and eligibility provisions of the Company’s Long-Term Incentive Compensation Plan (the “Plan”) and to approve an amendment to the Plan to provide for an additional business criterion for annual incentive awards in addition to the business criteria set forth in Section 8(b)(ii) of the Plan, and (iv) to act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you vote. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card or grant your proxy by Internet or telephone, as described on the enclosed proxy card, as promptly as possible. It is important that your shares be represented at the meeting.

Very truly yours,

CLIFTON SIG

MATTHEW P. CLIFTON
Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card or to grant your proxy by the Internet or by telephone, as described on the enclosed proxy card, as promptly as possible. Returning your proxy card or granting your proxy by the Internet or by telephone will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the proxy card or has granted his or her proxy by telephone. When providing your proxy, please indicate whether you plan to attend the Annual Meeting in person.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING AND QUORUM
PROPOSAL ONE — ELECTION OF DIRECTORS
PROPOSAL TWO — AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES
PROPOSAL THREE — RE-APPROVAL OF THE COMPANY’S LONG-TERM INCENTIVE COMPENSATION PLAN AND APPROVAL OF AN AMENDMENT THERETO TO ADD AN ADDITIONAL BUSINESS CRITERION
CORPORATE GOVERNANCE GUIDELINES
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
EQUITY COMPENSATION PLAN TABLE
AUDIT FEES
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ADDITIONAL INFORMATION

HOLLY CORPORATION
100 Crescent Court
Suite 1600
Dallas, Texas 75201-6915

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[filing date]

PLEASE TAKE NOTICE that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Holly Corporation (the “Company”) will be held on Thursday, May 24, 2007, at 11:00 a.m. local time in the Garden Room, Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, to consider and vote on the following matters:

1. Election of 9 directors to serve on the Board of Directors (the “Board”) of the Company until the Company’s next annual meeting;

2. Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of shares of Common Stock, par value $0.01 per share, that the Corporation has the authority to issue from 100,000,000 shares to 160,000,000 shares;

3. Re-approval of the performance standards and eligibility provisions of the Company’s Long-Term Incentive Compensation Plan (the “Plan”) and approval of an amendment to provide for the use of “net profit margin” as a business criterion for annual incentive awards in addition to those set forth in Section 8(b)(ii) of the Plan; and

4. Such other business as may properly come before the meeting, or any postponement or adjournment thereof.

The Company’s Annual Report for its year ended December 31, 2006 is being distributed with this Proxy Statement.

The close of business on March 28, 2007 (the “Record Date”), has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten days preceding the Annual Meeting at the Company’s offices at the address on this notice and also at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card or grant your proxy by the Internet or telephone, as described on the enclosed proxy card, as promptly as possible. When providing your proxy, please indicate whether you plan to attend the Annual Meeting in person. You may revoke your proxy before the Annual Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.” The prompt return of proxies will save the expense involved in further communications.

By Order of the Board of Directors:

McKool Sig

ERIN McKOOL
Secretary

PROXY STATEMENT
OF
HOLLY CORPORATION
100 Crescent Court
Suite 1600
Dallas, Texas 75201-6915

SOLICITATION AND REVOCABILITY OF PROXIES

The Board requests your proxy for use at the Annual Meeting of Stockholders to be held on Thursday, May 24, 2007, and at any adjournment or postponement thereof. By signing and returning the enclosed proxy card or granting your proxy by the Internet or by telephone, you authorize the persons named on the proxy card, or in your telephonically or electronically submitted proxy (collectively, the “Proxy”), to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the proxy card were first mailed to stockholders of the Company on or about          , 2007.

This solicitation of proxies is made by the Board and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, electronic mail, telegram or other forms of wire or facsimile communication. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company’s common stock (the “Common Stock”) that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Company.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed proxy card, are represented by another proxy, or have granted your proxy by the Internet or by telephone. You may revoke your proxy, whether granted by the Internet or by telephone or by returning the enclosed proxy card, at any time before it is exercised at the Annual Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company, (b) delivering written notice of revocation of the proxy to the Secretary of the Company, or (c) voting in person at the Annual Meeting. In addition, if you granted your proxy by the Internet or by telephone, you may revoke such grant by resubmitting your proxy by the Internet or by telephone at any time prior to 11:59 p.m., Eastern Daylight Time, on May 23, 2007. In the absence of any such revocation, shares represented by the persons named in the Proxies will be voted at the Annual Meeting.

VOTING AND QUORUM

The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, there were 54,951,541 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

Each outstanding share of Common Stock is entitled to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date shall constitute a quorum at the Annual Meeting. The holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that could have been transacted at the Annual Meeting had a quorum originally been present. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Annual Meeting. The persons named in the Proxy intend to vote in favor of any motion to adjourn the Annual Meeting to a subsequent day if, prior to the Annual Meeting, such persons have not received sufficient proxies to approve the proposals described in this Proxy Statement. If such a motion is approved but sufficient proxies are not received by the time set for the resumption of the Annual Meeting, this process will be repeated until sufficient proxies to vote in favor of the proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy card does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Board has designated Buford P. Berry, Matthew P. Clifton, W. John Glancy, William J. Gray, Marcus R. Hickerson, Thomas K. Matthews, II, Robert G. McKenzie, Jack P. Reid and Paul T. Stoffel as nominees for election as directors of the Company at the Annual Meeting (each, a “Nominee”). All of the Nominees currently serve as directors of the Company. If elected, each Nominee will serve until the expiration of his term at the Annual Meeting of Stockholders in 2008 and until his successor is elected and qualified or until his earlier death, resignation or removal from office. For information about each Nominee, see “Directors.”

The Board has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. If a Nominee becomes unable or unwilling to serve prior to the election, your proxy will be voted for the election of a substitute nominee recommended by the current Board, or the number of the Company’s directors will be reduced.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company’s Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed in the Proxy or unless authority to vote is withheld, the Proxy will be voted for the election of each of the Nominees.

The Board recommends a vote “FOR” the election of each of the nominees.

PROPOSAL TWO — AMENDMENT TO RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE AUTHORIZED SHARES

The Board is seeking stockholder approval to amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized shares of Common Stock to 160,000,000 shares.

Current Capital Structure

The Company is currently authorized to issue 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of March 28, 2007, the Company had 54,951,541 outstanding shares of Common Stock, 17,125,413 shares of Common Stock held in treasury, and no outstanding shares of Preferred Stock, plus outstanding options that would allow the holders of these options to purchase 1,514,800 additional shares of Common Stock.

The Board has determined that it is in the best interest of the Company and its stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 100,000,000 shares to 160,000,000 shares. The proposed amendment to the Company’s Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix A.

Purpose of the Proposal

The Board has proposed this amendment to ensure that the Company has sufficient authorized shares available to provide the Company with flexibility in the future to issue shares for general corporate purposes in connection with, by way of example and without limitation, possible future equity financings, possible future acquisitions or mergers, providing equity incentives to employees, payments of stock dividends, and effecting stock splits or other recapitalizations. The Company has no current plans, prospects or agreements for any use of any of the additional authorized shares that would be authorized by approval of Proposal Two (“Additional Shares”). The Additional Shares may be issued at such times, for such purposes, and for such consideration as the Board may determine to be in the best interests of the Company and its stockholders and, except as otherwise required by applicable law, without further authority from the stockholders of the Company.

As of March 28, 2007, the maximum number of unreserved shares of Common Stock that may be issued by the Company was 23,272,416 (excluding Treasury Shares, totaling 17,125,413 shares, which also may be used for business purposes). If stockholders do not approve the increase in the Company’s authorized Common Stock, the Company may not be able to effect any of the general corporate purposes described above, or any combination thereof.

Effect of Issuance of Additional Shares

Except in the case of a stock split effectuated through a stock dividend, issuance of any of the Additional Shares may, among other things, have a dilutive effect on earnings per share, and on stockholders’ equity and voting rights. Issuance of Additional Shares, or the perception that Additional Shares may be issued, may also adversely affect the market price of the Company’s Common Stock. Holders of Common Stock do not have preemptive rights to subscribe for any Additional Shares, if issued by the Company. There are no conversion, redemption, sinking fund or similar provisions regarding the Common Stock.

In addition, if the Company were to sell or otherwise issue authorized but unissued Common Stock at a time when a takeover was pending or threatened, the issuance of the Additional Shares of Common Stock could discourage the takeover by making it more expensive for the person who wanted to take the Company over to obtain control of the Company. The proposal is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board currently proposing to stockholders any anti-takeover measures.

Required Vote and Recommendation

Adoption of Proposal Two requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company’s Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes will have the same effect as a vote against Proposal Two. Unless otherwise instructed in the Proxy or unless authority to vote is withheld, the Proxy will be voted for Proposal Two.

The Board recommends a vote “FOR” amending the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 160,000,000 shares.

PROPOSAL THREE — RE-APPROVAL OF THE COMPANY’S LONG-TERM INCENTIVE
COMPENSATION PLAN AND APPROVAL OF AN AMENDMENT THERETO TO
ADD AN ADDITIONAL BUSINESS CRITERION

The Board is seeking stockholder re-approval of the Company’s Long-Term Incentive Compensation Plan (the “Plan”), which was last approved by stockholders in 2002, and approval of an amendment to the Plan to add “net profit margin” as an additional business criterion to the Business Criteria already listed as factors that may be used by the Compensation Committee of the Board in establishing performance targets under the Plan for Performance Awards. Approval of the Plan is required every five years to preserve, to the extent possible, the Company’s tax deductions for compensation paid pursuant to Performance Awards under the Plan in accordance with Section 162(m) of the Internal Revenue Tax Code (the “Tax Code”) and related regulations. Since 2002, the Plan has been amended twice by the Board, as permitted under the Plan, to (i) modify the definition of “Performance Award” under the Plan and (ii) provide that the performance conditions forming the basis of a Performance Award granted under the Plan will be measured over a period of not less than six months nor more than ten years.

Purpose of the Proposal

The Plan is designed to advance the interests of the Company by strengthening the ability of the Company and its subsidiaries to attract, retain and motivate able people of high caliber through arrangements that relate the compensation of such persons to the long-term performance of the Company. The Plan has also been designed to preserve the tax deductibility of payments made pursuant to the Plan. Under the Tax Code, publicly traded corporations cannot deduct, for federal income tax purposes, compensation paid to its chief executive officer and its other 4 most highly-paid executive officers at the end of the fiscal year (the “Covered Employees”) to the extent that payments to any such employee for any year exceed $1 million, unless the payments qualify for an exception to the deductibility limit. One such exception is performance-based compensation paid under a plan that meets certain requirements, including stockholder approval. The Company intends to administer the Plan so that, if approved as amended, Performance Awards thereunder will qualify as performance-based compensation under Section 162(m) of the Tax Code. The Plan is administered by a committee designated by the Board. From 2002 through February 2006, the Long-Term Incentive Compensation Committee (named the Long-Term Compensation Committee beginning in 2005) was the committee designated to administer the Plan. Since February 2006, the Board has designated the Compensation Committee to administer the Plan. In the description of the Plan below, the term “Committee” refers to the committee designated from time to time by the Board to administer the Plan and, with respect to periods since February 2006, to the Compensation Committee.

All officers and key employees of the Company, including our Covered Employees, are currently eligible for Performance Awards under the Plan. The actual Performance Award(s) granted to a participant for any year is determined by the Committee and may be based on (i) the participant’s target award; (ii) the extent to which any applicable performance goals have been achieved; and (iii) the weightings established by the Committee with respect to any applicable performance criteria.

Under the current version of the Plan, a participant’s performance goals may be established with respect to one or more of the following performance criteria: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets; (6) return on assets; (7) return on investment; (8) return on capital; (9) return on equity; (10) economic value added; (11) gross margin; (12) net income; (13) pretax earnings; (14) pretax earnings before interest, depreciation and amortization; (15) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (16) operating income; (17) total stockholder return; (18) debt reduction; and (19) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The Board has approved, subject to stockholder approval, that net profit margin should be added to the foregoing Business Criteria for use by the Committee in evaluating the Company’s performance for 2007 and subsequent periods.

Description of the Plan, As Amended

General

The purpose of the Plan is to advance the interests of the Company by strengthening the ability of the Company and its subsidiaries to attract, retain and motivate able people of high caliber as employees, directors and consultants through arrangements that relate the compensation for such persons to the long-term performance of the Company. The defined terms used in the following description of the Plan shall have the meanings set forth in the Plan.

The Plan, which was approved as the Holly Corporation 2000 Stock Option Plan by stockholders of the Company at the Annual Meeting of Stockholders on December 14, 2000, and amended and restated as the Holly Corporation Long-Term Incentive Compensation Plan at the Annual Meeting of Stockholders on December 12, 2002, authorizes the grant of (i) incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”), (ii) stock options that do not qualify as incentive stock options (“Nonstatutory Options” and, together with Incentive Options, “Options”), (iii) restricted stock awards (“Restricted Stock Awards”), (iv) bonus stock awards (“Stock Awards”), (v) stock appreciation rights (“SARs”), (vi) phantom stock awards (“Phantom Stock Awards”), and performance awards payable upon the satisfaction of performance goals. So that grants may qualify for an exemption from the income tax deduction limitations of Section 162(m) of the Tax Code, the Plan allows the Company to subject the granting, vesting or payment of any award to business criteria set forth in the Plan and limits the number of Shares on which an award is based or the cash payment under a performance award to amounts specified in the Plan. The Plan also provides for the Committee (as defined below) to permit, in its discretion, certain transfers of awards. The authority to grant awards under the Plan expires on December 31, 2010. The Plan is not a qualified plan under Section 401(a) of the Tax Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Administration of the Plan

The Plan is administered by the Board or by a committee designated by the Board to administer the Plan. The Plan authorizes the Board to appoint a committee composed of two or more directors who are nonemployee directors within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and outside directors within the meaning of Section 162(m) of the Tax Code, to have exclusive authority to approve grants under the Plan to the chief executive officer of the Company and to other highly compensated executive officers. The Board or a committee designated by the Board has full and final authority to construe, interpret and administer the provisions of the Plan and the specific provisions of the agreements for awards granted thereunder. The actions and determinations of the Board or appropriate committee are final, binding and conclusive.

Persons Who May Participate in the Plan

Any person who is a current or proposed officer, director, or key employee or consultant whose services are deemed to be of potential benefit to the Company or to any of its subsidiaries may be granted awards under the Plan by the Committee. An employee on leave of absence may be considered still employed by the Company for determining eligibility under the Plan. However, Incentive Options can be granted only to a person who is an employee of the Company or an employee of one of its corporate subsidiaries. Additional restrictions would apply in the case of an Incentive Option granted to a person owning more than 10% of the outstanding Shares. The Company currently has seven non-employee directors, six executive officers and approximately 223 other employees who are eligible to participate in the Plan.

Securities to be Offered

The maximum aggregate number of shares of Common Stock that may be issued with respect to any and all awards under the Plan, including shares already transferred pursuant to past awards, will not exceed 6,000,000 shares of Common Stock.

In the event of certain transactions affecting Shares or in the event of stock splits, stock dividends or changes in the Company’s capital structure, the total number of Shares that may be subject to awards under the Plan and the number of shares subject to awards that have theretofore been granted under the Plan may be proportionately adjusted, as determined by the Board or a designated committee of the Board to be appropriate to prevent dilution or enlargement of award rights. Shares subject to an award under the Plan that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of Shares to the participant, including (i) the number of Shares withheld in payment of any exercise price of an award or taxes relating to awards, and (ii) the number of Shares surrendered in payment of any exercise price of an award or taxes relating to any award, will again be available for awards under the Plan, except that if any such Shares could not again be available for awards to a particular participant under any applicable law or regulation, such Shares shall be available exclusively for awards to participants who are not subject to such limitation. Other than the option exercise price in the case of Options, there are no fees, commissions, or other charges assessed by the Company that are applicable to an acquisition of Shares under the Plan.

As of March 28, 2007: (i) there were 2,147,085 Shares subject to awards outstanding under the Plan; (ii) 1,444,800 Shares had been issued upon exercise of Options awarded under the Plan; (iii) 1,514,800 Shares are subject to outstanding Options under the Plan; and (iv) 2,482,886 Shares were available for issuance of future awards under the Plan. The average weighted exercise price of Options outstanding under the Plan is $2.19 per share.

Awards That May Be Granted Under the Plan

The following types of awards may be granted under the Plan: (i) Incentive Options, (ii) Nonstatutory Options, (iii) Restricted Stock Awards, (iv) Stock Awards, (v) SARs, (vi) Phantom Stock Awards, (vii) performance awards, or (viii) any combination of the foregoing.

Awards under the Plan may be granted on the terms and conditions set forth below. In addition, the Committee may impose on any award or the exercise thereof such additional terms and conditions as the Committee determines, including certain performance conditions described below, terms requiring forfeiture of awards in the event of termination of employment of an award holder and terms permitting an award holder to make elections relating to his or her award. The Committee retains full power and discretion to accelerate or waive, at any time, any term or condition of an award that is not mandatory under the Plan; provided, however, that the Committee does not have any discretion to accelerate or waive any term or condition of an award that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Tax Code if such discretion would cause the award not to so qualify. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, or in addition to, in tandem with, or in exchange for, other awards or other rights to receive payment from the Company or certain affiliated entities. The term of each award will be for such period as may be determined by the Committee; provided that in no event will the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Option under Section 422 of the Tax Code). No Incentive Option may be granted pursuant to the Plan after December 13, 2010 and no other award may be granted under the Plan after December 31, 2010.

Unless permitted by the Committee pursuant to the express terms of an award agreement, awards will generally not be transferable other than by will or the laws of descent and distribution. The Committee may allow for the transfer of awards, prior to an award holder’s death, pursuant to a qualified domestic relations order and to certain immediate family members or entities related to an immediate family member even in the absence of a qualified domestic relations order.

Stock Options.  The Plan authorizes grants of stock options to eligible persons including (i) Incentive Options and (ii) Nonstatutory Options. The exercise price of each Option granted under the Plan shall be stated in the agreement governing such Option and may vary; however, the exercise price for an Incentive Option must not be less than the greater of (a) the par value per Share or (b) the fair market value of the Share as of the date of grant. No Incentive Option will be exercisable at any time after the expiration of ten years from the date of grant. The total fair market value (determined as of the date of grant) of Shares with respect to which Incentive Options are first exercisable by a participant in any one calendar year cannot exceed $100,000. The Incentive Options granted earliest shall be applied first to the $100,000 limit. The exercise price per Share subject to an Option other than an Incentive Option shall not be less than the par value per Share (but may be less than the fair market value of a Share on the date of grant). Any Incentive Option which fails to comply with Section 422 of the Tax Code for any reason will result in the reclassification of the Incentive Option as a Nonstatutory Option which will be exercisable as such. The Committee determines the methods and form of payment for the exercise price of an Option, which may include, in the discretion of the Committee, cash, Shares, other awards, or other property, and the methods and forms in which Shares will be delivered to a person exercising a Option.

Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards. Restricted Stock Awards are Shares subject to such restrictions as the Committee may impose. Except to the extent set forth in a particular award, a person granted a Restricted Stock Award will have all of the rights of a stockholder of the Company, including the right to vote the restricted Shares and the right, subject to possible reinvestment conditions, to receive dividends thereon. However, during any period that restricted Shares are subject to restrictions imposed by the Committee, the restricted Shares may not be transferred or encumbered by an award holder. Except as determined by the Committee, upon termination of employment during the restricted period, restricted Shares will be forfeited and reacquired by the Company. Certificates evidencing restricted Shares may bear a legend making reference to the restrictions imposed on such Shares. The Committee determines the time or times at which and the circumstances under which any restrictions imposed on restricted Shares will lapse.

Bonus Stock Award.  The Committee is authorized to grant Shares to eligible persons as a bonus. A Stock Award will be subject to such other terms and conditions as the Committee may determine, including such conditions necessary to prevent any recipient of a Stock Award from incurring liability under Section 16(b) of the Exchange Act.

Stock Appreciation Rights.  The Committee is authorized to grant SARs. An SAR is the right to receive in cash an amount equal to the excess of the fair market value of a Share on the date of exercise over the grant price of the SAR as determined by the Committee. The Committee determines at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised. The Committee also determines the method of exercise and form of payment.

Phantom Stock Awards.  Phantom Stock Awards are rights to receive in cash or in Stock, as determined by the Committee, an amount equal to the market value of a specified number of Shares at the end of a specified period. The Committee determines when imposed restrictions will lapse and whether restrictions will lapse separately, in combination, in installments or otherwise. All Phantom Stock Awards that are subject to restrictions shall be forfeited upon the termination of an award holder’s employment or service with the Company during a restriction period to which forfeiture conditions apply, unless such conditions are otherwise waived or modified by the Committee. Unless otherwise determined by the Committee, amounts equal to dividends on the specified number of Shares covered by a Phantom Stock Award will be either (i) paid with respect to such Phantom Stock Award on the dividend payment date in cash or in unrestricted Shares having a fair market value equal to the amount of such dividends, or (ii) automatically deemed reinvested in additional Phantom Stock Awards, other awards, or other investment vehicles specified by the Committee.

Performance Awards.  The Committee is authorized to grant eligible persons rights to receive cash or Shares upon the satisfaction of performance conditions, established by the Committee, measured over a period of not less than six months and not more than ten years. The performance conditions associated with a performance award may be any of the business criteria described in the section entitled “Federal Income Tax Consequences — Tax Code Limitations on Deductibility” if the award is intended to qualify as “performance-based compensation” under Section 162(m) of the Tax Code or, in the case of any other award, may be based on the described business criteria or on any other performance conditions specified by the Committee. Performance awards granted under the Plan have been principally “performance share units” payable either in Shares or in cash depending on the terms of the particular award. In the case of awards that are intended to qualify as “performance-based compensation” to persons who are “covered persons” under Section 162(m) of the Tax Code, performance goals are established not later than 90 days after the beginning of the performance period applicable to such an award, or at such other date as may be required or permitted under Section 162(m) of the Tax Code. All determinations by the Committee as to the establishment, amount and achievement of performance goals are made in writing and the Committee may not delegate any responsibility relating to such awards granted to covered employees under Section 162(m) of the Tax Code. The Committee specifies the circumstances under which awards will be paid or forfeited if an award holder is terminated before settlement.

Other Provisions

Tax Withholding.  The Board or a designated committee of the Board will make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority to withhold in connection with any award under the Plan. See “Federal Income Tax Consequences” for a discussion of federal income tax consequences to persons who receive Options and other awards under the Plan.

Right of Company to Terminate Awards in Event of Certain Corporation Transactions.  Unless otherwise specifically provided in particular award agreements, the Plan authorizes the Company, in the event of an acquisition of substantially all of the assets of the Company or of a greater than 80% stock interest in the Company by an entity in which the Company does not have a 50% or greater interest prior to such acquisition or in the event of a merger, consolidation, recapitalization or other similar transaction involving a fundamental change in the Company’s capital structure, to terminate some or all outstanding awards under the Plan, whether or not currently exercisable by or otherwise payable to the holders of the awards, upon payment to each holder of an award so terminated of an amount equal to the value of the award based on the current market value of the Shares or, if applicable, the value of the award based upon the extent to which performance criteria associated with the award have been satisfied as of the date of termination of the award. Alternatively the Company may elect in such circumstances to cause some or all awards to be assumed by the surviving or acquiring corporation. In all other circumstances, the Committee may amend or terminate any award under the Plan, provided that, and notwithstanding any other provisions described herein, no such Committee action may materially and adversely affect the rights of such award holder under such award unless either the power to take such action is reserved in the agreement granting the award in question or the affected holder of the award consents to the amendment or termination.

Amendment and Termination of the Plan.  The Plan was approved as the Holly Corporation 2000 Stock Option Plan by stockholders of the Company at the Annual Meeting of Stockholders on December 14, 2000 and amended and restated as the Holly Corporation Long-Term Incentive Compensation Plan at the Annual Meeting of Stockholders on December 12, 2002. The Plan was subsequently amended by the Board effective May 10, 2005 and January 1, 2006 to modify the definition of “Performance Award” under the Plan and to provide that the performance conditions forming the basis of a Performance Award granted under the Plan will be measured over a period not less than six months nor more than ten years. The Plan will continue in effect for a period of ten years from its original effective date of January 1, 2001, unless earlier terminated in accordance with certain provisions of the Plan, provided however that no Incentive Option may be granted under the Plan after December 13, 2010. The Board may amend or terminate the Plan without the consent of stockholders or eligible persons, except that any amendment to the Plan will be subject to the approval of the Company’s stockholders no later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted. The Board may, in its discretion, submit other changes to the Plan to stockholders for approval. However, without the consent of an affected award holder, no Board or stockholder action may materially and adversely affect the rights of such award holder under any previously granted and outstanding award.

Termination of Employment.  The effects of a participant’s termination of employment on an award are specified in the award agreement as approved by the Board or applicable committee.

Transferability of Awards.  In accordance with rules prescribed by the Committee, the Committee may permit a person to transfer awards granted under the Plan (other than Incentive Stock Options) by gift to certain permitted transferees specified in the Plan as well as transfers pursuant to a domestic relations order. Otherwise, awards are not transferable other than by will or the laws of descent and distribution. Following the transfer of an award, the award will remain subject to the same terms and conditions as were applicable to the award immediately prior to the transfer, provided that the transferee will be substituted for the transferor to the extent appropriate to enable the transferee to exercise the transferred award. When transferred awards are exercised by a transferee, the shares received as a result of the exercise may be subject to the resale restrictions specified above. Any holder of an award desiring to transfer an award must make application for transfer and comply with such other requirements as the Committee may require.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences to participants arising from participation in the Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, Options or SARs with an exercise price less than the fair market value of Common Stock on the date of grant, SARs payable in cash, Phantom Stock Awards, and certain other awards that may be granted pursuant to the Plan, could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Tax Code and guidance promulgated thereunder. The Company does not currently intend to grant such awards under the Plan, but if, in the future, the Company does grant such awards they will be designed to comply with those restrictions and to avoid the additional taxes imposed by Section 409A of the Tax Code.

Nonstatutory Options; SARs; Incentive Options.  Participants will not realize taxable income upon the grant of a Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Common Stock received, over (ii) the exercise price (if any) paid therefor. A participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Code Limitations on Deductibility” below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

Participants eligible to receive an Incentive Option will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the Incentive Option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, the Company (or a subsidiary) will then, subject to the discussion below under “— Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

Under current rulings, if a participant transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of Common Stock received upon exercise which equals the number of shares of previously held Common Stock surrendered therefor in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of Common Stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above. If a reload option is issued in connection with a participant’s transfer of previously held Common Stock in full or partial satisfaction of the exercise price of an Incentive Option or Nonstatutory Option, the tax consequences of the reload option will be the same as provided above for an Incentive Option or Nonstatutory Option, depending on whether the reload option itself is an Incentive Option or Nonstatutory Option.

Restricted Stock Awards; Phantom Stock Awards; Stock Awards.  A participant will not have taxable income at the time of grant of an award in the form of a Phantom Stock Award, but rather, will generally recognize ordinary compensation income at the time he receives Common Stock or cash in satisfaction of the Phantom Stock Award in an amount equal to the fair market value of the Common Stock or amount of cash received. In general, a participant will recognize ordinary compensation income as a result of the receipt of Common Stock pursuant to a Stock Award or a Restricted Stock Award in an amount equal to the fair market value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock (i) when the Common Stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a participant does not make an valid election under Section 83(b) of the Tax Code or (ii) when the Common Stock is received in cases where a participant makes a valid election under Section 83(b) of the Tax Code.

A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to Common Stock or cash received. Dividends that are received by a participant prior to the time that the Common Stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the Common Stock received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the date of receipt of the shares.

Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

Tax Code Limitations on Deductibility.  In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Plan could also be limited by the golden parachute payment rules of Section 280G of the Tax Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Plan could be limited by Section 162(m) of the Tax Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1 million with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain “performance-based compensation.” In order to exempt performance-based compensation from the $1 million deductibility limitation, the grant or vesting of the award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Committee. Performance-based awards may not be granted in a given period if such awards relate to shares of Common Stock which exceed a specified limitation or, alternatively, the performance-based awards may not result in compensation, for a participant, in a given period which exceeds a specified limitation. The Plan, as proposed to be amended, allows the Committee to utilize any of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), in establishing performance goals to which an award relates: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow returns; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on capital; (ix) return on equity; (x) economic value added; (xi) gross margin; (xii) net income; (xiii) pretax earnings; (xiv) pretax earnings before interest, depreciation and amortization (EBITDA); (xv) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xvi) operating income; (xvii) total stockholder return; (xviii) debt reduction; (xix) net profit margin; and (xx) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies selected by the Committee. Although the Plan has been drafted to satisfy the requirements for the performance-based compensation exception, the Company may determine that it is in its best interests not to satisfy the requirements for the exception.

Benefits Under the Plan, As Amended

The awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the Committee and, therefore, are not determinable at this time. The following table sets forth, for the named executive officers, all current executive officers as a group, all current directors who are not executive officers, as a group, and all employees, including all current officers who are not executive officers, as a group, the dollar value and number of awards granted under the Plan in 2006. The dollar value is computed at December 31, 2006 applying the closing price of $51.40.

		Number of Shares
	Dollar Value	Underlying Awards
Name and Principal Position	($)	Received in 2006

Lamar Norsworthy(1)	$2,151,604	41,860
Matthew P. Clifton,
Chief Executive Officer(2)	$1,613,754	31,396
W. John Glancy,	$557,793	10,852
Senior Vice President,
General Counsel and Secretary
David L. Lamp,	$924,378	17,984
Executive Vice President,
Refining and Marketing
Stephen J. McDonnell,	$239,113	4,652
Vice President and
Chief Financial Officer
P. Dean Ridenour,	$278,992	5,428
Vice President and
Chief Accounting Officer
All Current Executive Officers as a Group	$5,765,641	112,172
All Employees, Excluding Named Executive Officers, As A Group	$2,575,140	50,100
All Current Directors Who Are Not Executive Officers, As A Group	$723,198	14,070
Total	$9,063,979	176,342

(1)	Chairman of the Board until April 5, 2007.

(2)	Mr. Clifton has served as Chief Executive Officer since January 2006 and was elected to the additional office of Chairman of the Board and Chief Executive Officer in April 2007.

Effect of Non-Approval of the Plan

If the Plan, as amended, is not approved, it may be necessary for the Company to adopt some other form of incentive compensation plan or arrangement in order for the Company to continue to attract and retain talented executives. Any incentive compensation paid under such other plan or arrangement would not qualify for the exclusion from the $1 million compensation limit for qualified performance-based compensation under Section 162(m) of the Tax Code. Accordingly, the compensation paid pursuant to another plan or arrangement might not be fully tax deductible.

Required Vote and Recommendation

Adoption of Proposal Three requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company’s Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes will have the same effect as a vote against Proposal Three. Unless otherwise instructed in the Proxy or unless authority to vote is withheld, the Proxy will be voted for Proposal Three.

The Board recommends a vote “FOR” the approval of the Company’s Long-Term Incentive Compensation Plan and the proposed amendment thereto to add “net profit margin” as an additional business criterion.

OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each current director of the Company, (ii) the named executive officers of the Company, (iii) all executive officers and directors of the Company as a group and (iv) each other person known to the Company to own beneficially more than five percent of Common Stock outstanding on the Record Date. Unless otherwise indicated, the address for each stockholder listed in the following table is c/o Holly Corporation, 100 Crescent Court, Suite 1600, Dallas, Texas 75201-6915.

The Company has determined beneficial ownership in accordance with regulations of the Securities and Exchange Commission (the “SEC”). The number of shares beneficially owned by a person includes shares of Common Stock that are subject to stock options that are either currently exercisable or exercisable within 60 days after the Record Date. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by such person. These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Company’s knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. On the Record Date, there were 54,951,541 shares of Common Stock outstanding.

	Number of Shares		Percent of
	and Nature of		Common Stock
Name and Address of Beneficial Owner	Beneficial Ownership		Outstanding

Brown Brothers Harriman Trust Company of Texas	9,871,573	(1)	17.9%
2001 Ross Ave. Dallas, Texas 75201-2996
Goldman Sachs Asset Management, L.P.	6,985,485	(2)	12.7%
Aronson & Johnson & Ortiz, LP	3,142,300	(3)	5.7%
Lamar Norsworthy	1,286,864	(4)(5)(6)(7)	2.1%
Paul T. Stoffel	625,020		1.1%
Jack P. Reid	603,726	(8)	1.1%
Matthew P. Clifton	285,038	(6)(7)	*
Stephen J. McDonnell	277,119	(6)	*
W. John Glancy	84,078	(6)	*
Marcus R. Hickerson	45,468	(9)	*
David L. Lamp	36,166	(6)	*
William J. Gray	35,412		*
Thomas K. Matthews, II	12,220		*
Buford Berry	9,020		*
Robert G. McKenzie	17,020		*
P. Dean Ridenour	6,116		*
All directors and executive officers as a group (13 persons)(3)(4)(6)	3,323,267	(10)	6.0%

*	less than one percent.

(1)	Brown Brothers Harriman Trust Company of Texas (“Brown Brothers Texas”) is deemed to beneficially own 9,871,573 shares in its capacity as trustee of trusts for the benefit of Betty Regard, Margaret Simmons, Suzanne Bartolucci and Lamar Norsworthy. Brown Brothers Texas has sole voting power and sole investment power (as applicable) with respect to these 9,871,573 shares. Brown Brothers Texas is deemed to beneficially own 1,286,864 of the shares in its capacity as co-trustee with Mr. Norsworthy of trusts for the benefit of Mr. Norsworthy, Nona Barrett and Mary Francis Norsworthy Fernandes. Brown Brothers Texas and Mr. Norsworthy have shared voting power and shared investment power with respect to these shares. Brown Brothers Harriman & Co. and Brown Brothers Harriman Trust Company are controlling entities of Brown Brothers Texas.

(2)	Goldman Sachs Asset Management, L.P. has filed with the SEC a Schedule 13G/A, dated February 8, 2007. Based on the Schedule 13G, Goldman Sachs Asset Management, L.P. has sole dispositive power with respect to 6,985,485 shares, sole voting power with respect to 6,013,840 shares, and shared voting power and shared dispositive power with respect to no shares.

(3)	Aronson & Johnson & Ortiz, LP has filed with the SEC a Schedule 13G, dated February 13, 2007. Based on the Schedule 13G, Aronson & Johnson & Ortiz, LP has sole dispositive power with respect to 3,142,300 shares, sole voting power with respect to 1,885,300 shares, and shared voting power and shared dispositive power with respect to no shares.

(4)	This reflects shares deemed to be beneficially owned by Mr. Norsworthy in his capacity as co-trustee with Brown Brothers Texas as described above in footnote (1).

(5)	Investment power and voting power (to the extent applicable) with respect to shares of Common Stock owned by Mr. Norsworthy (a total of 1,160,981 shares, including 896,000 shares that may be acquired through exercise of stock options in Mr. Norsworthy’s name (referred to in footnote 6)) are currently held by Brown Brothers Texas as trustee of a trust for the benefit of Mr. Norsworthy. Such shares (including the shares that may be acquired by exercise of stock options in Mr. Norsworthy’s name) are included in the number of shares shown as beneficially owned by Brown Brothers Texas.

(6)	The number of shares beneficially owned includes shares of Common Stock of which such individuals or their trustees have the right to acquire beneficial ownership either currently or within 60 days after the record date, upon the exercise of options, as follows: 896,000 shares for Mr. Norsworthy (included in the number disclosed in the table for Brown Brothers Texas), 156,000 shares for Mr. Clifton, 30,000 shares for Mr. Glancy, 240,000 shares for Mr. McDonnell, and 1,322,000 shares for all executive officers as a group. The number of shares beneficially owned also includes unvested shares of restricted stock (including restricted stock granted in February 2007) which (as of the Record Date) such individuals cannot dispose of until the restrictions on these shares lapse, as follows: 111,703 restricted shares for Mr. Norsworthy (included in the number disclosed in the table for Brown Brothers Texas), 83,922 restricted shares for Mr. Clifton, 21,444 restricted shares for Mr. Glancy, 21,209 restricted shares for Mr. Lamp, 13,564 restricted shares for Mr. McDonnell, 6,411 restricted shares for Mr. Ridenour and 258,253 restricted shares for all executive officers as a group. The number does not include unvested performance share units.

(7)	The number of shares beneficially owned does not include shares in the Thrift Plan for Employees of Holly Corporation, Its Affiliates and Subsidiaries as follows: 89,867 shares for Mr. Norsworthy, 36,840 shares for Mr. Clifton, 10 shares for Mr. Lamp, and 126,707 shares for all executive officers as a group. All such shares are subject to the directions of the participant or the participant’s trustee as to holding or selling such shares.

(8)	This number includes 515,176 shares held in a family limited partnership of which Mr. Reid is the general partner. Mr. Reid disclaims beneficial ownership except to the extent of his partnership interest in the family limited partnership.

(9)	Mr. Hickerson disclaims beneficial ownership as to 24,000 of these shares.

(10)	Includes 24,000 shares as to which Mr. Hickerson disclaims beneficial ownership.

DIRECTORS

The following table sets forth certain information regarding the directors of the Company in 2006. Each director’s term of office expires at the Annual Meeting.

Name of Nominee	Age	Current Title

Buford P. Berry	71	Director
Matthew P. Clifton	55	Chief Executive Officer, Director
W. John Glancy	65	Senior Vice President and General Counsel, Director
William J. Gray	66	Director
Marcus R. Hickerson	80	Director
Thomas K. Matthews, II	81	Director
Robert G. McKenzie	69	Director
Lamar Norsworthy	60	Chairman of the Board*
Jack P. Reid	70	Director
Paul T. Stoffel	71	Director

Buford P. Berry, a director since May 2004, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since February 2003. He is currently of counsel to Thompson & Knight, L.L.P., a Texas based law firm. Mr. Berry has been an attorney with Thompson & Knight L.L.P., serving in various capacities since 1963, including as Managing Partner from 1986 to 1998.

Matthew P. Clifton, a director since 1995, has served as Chief Executive Officer since January 1, 2006 and was elected to the additional office of Chairman of the Board on April 5, 2007. He has been with the Company for over twenty-five years and served as President of the Company from 1995 to January 1, 2006. Since March 2004, he has served as Chairman of the Board and Chief Executive Officer of Holly Logistic Services, L.L.C., the general partner of HEP Logistics Holdings, L.P., which is the general partner of Holly Energy Partners, L.P. (“HEP”), a Delaware limited partnership. The Company currently owns a 45% interest (including the general partner interest) in Holly Energy Partners, L.P.

W. John Glancy, a director from 1975 to 1995 and since September 1999, has been Senior Vice President and General Counsel of the Company since April 1999. He also held the office of Secretary from April 1999 through February 2005. From December 1998 to September 1999, he was Senior Vice President, Legal of the Company. From 1997 through March 1999, he practiced law in the Law Offices of W. John Glancy in Dallas. Mr. Glancy currently also serves as Vice President and General Counsel of Holly Logistic Services, L.L.C.

*  Lamar Norsworthy, a director since 1967, served as the Company’s chief executive officer from 1971 to 2005, holding the title of President from 1971 to 1977 and the title of Chairman of the Board and Chief Executive Officer from 1977 through the end of 2005. From January 2006 until April 5, 2007, he held the office of Chairman of the Board. Mr. Norsworthy is also a director of Cameron International Corporation and has served as a director of Holly Logistic Services, L.L.C. since March 2004. Effective April 3, 2007, in accord with normal Company practice, Mr. Norsworthy’s employment with the Company terminated based on his long-term disability following an illness that began in October 2006. By action of the Board, Mr. Norsworthy ceased to hold the office of Chairman of the Board on April 5, 2007. Because of his current condition, Mr. Norsworthy has not been designated by the Board as a nominee for election as a director at the 2007 Annual Meeting. Although no advance commitment can be made in such circumstances and the Board cannot predict the extent and speed of Mr. Norsworthy’s further recovery, the Board has expressed its intention that, if Mr. Norsworthy becomes again able to serve as a director of the Company and wishes to do so, it will consider taking appropriate steps to name Mr. Norsworthy as an additional director of the Company to serve until election at the next annual meeting of stockholders following such action. The Board has also expressed its intention to consider electing Mr. Norsworthy as an executive officer of the Company if Mr. Norsworthy again becomes able to serve in such capacity and wishes to do so.

William J. Gray, a director since September 1996, is a private consultant. He has served as a governmental affairs consultant for the Company since January 2003 and also served as a consultant to the Company from October 1999 through September 2001. Until October 1999, Mr. Gray was Senior Vice President, Marketing and Supply of the Company. In November 2006, Mr. Gray was elected to the New Mexico House of Representatives.

Marcus R. Hickerson, a director since 1960, was a consultant to Centex Development Company from 1987 to 1999 and has been President of Waxahachie Community Development Corporation since October 1999.

Thomas K. Matthews, II, a director since 1978, is a financial consultant.

Robert G. McKenzie, a director since 1992, is a financial consultant. From January 1990 to August 1999, he was Executive Vice President and Chief Operating Officer of Brown Brothers Harriman Trust Company of Texas.

Jack P. Reid, a director since 1977, was a consultant to the Company from August 1999 through July 2002. Until August 1999, Mr. Reid was Executive Vice President, Refining, of the Company.

Paul T. Stoffel, a director since 2001, is Chairman of Triple S Capital Corp. and of Paul Stoffel Investments, engaged in public and private equity investments.

Compensation of Directors

For the year ended December 31, 2006, directors who are not employees of the Company or its subsidiaries were compensated by: (a) a $35,000 annual cash retainer, payable in four quarterly installments; (b) $1,500 per attended meeting of the Board and per each attended meeting of a committee of the Board, except that in the case of special Board meetings or committee meetings held by conference telephone, no fee was paid for meetings lasting less than thirty minutes, $750 was paid for meetings lasting between thirty minutes and two hours, and the full $1,500 was paid only for meetings lasting more than two hours; and (c) an annual grant of restricted share units equal in value to $80,000 on the date of grant. With respect to the restricted share units, the units will have their restrictions lapse in 25% increments every three months and will fully vest one year following the date of grant. Under the current compensation program for 2006, a number of shares of Holly Corporation common stock equal to vested restricted share units will be earned and transferred to the director at the earlier of three years from the date of grant or cessation of the director’s service on the Board. Until such time, the director will receive dividend equivalent rights, but not voting rights. Under the Company’s stock ownership guidelines approved by the Board in 2006, directors are expected to retain fifty percent of the restricted share units until a specified ownership level is achieved. In addition to the foregoing, the director who serves as the chairperson of the Audit Committee of the Board receives a $10,000 special annual retainer for his service as committee chair. Each director who serves as the chairperson of the Compensation, Nominating/Corporate Governance or Public Policy committees of the Board receives a $5,000 special annual retainer for his service as committee chair. Officers of the Company who also serve on the Board do not receive supplemental compensation for their service as directors.

During the year ended December 31, 2006, compensation was provided to the Company’s outside directors as set forth below:

	Fees Earned
	or Paid	Stock	All Other
	in Cash	Awards(1)	Compensation		Total

Robert G. McKenzie	$76,500	$77,900	$0		$158,600
Thomas K. Matthews, II	$71,500	$77,900	$0		$153,600
Buford P. Berry	$67,800	$77,900	$0		$147,800
Marcus R. Hickerson	$59,500	$77,900	$0		$141,600
William J. Gray	$48,500	$77,900	$30,000	(2)	$130,600
Jack P. Reid	$48,500	$77,900	$0		$130,600
Paul T. Stoffel	$54,500	$77,900	$0		$136,600

(1)	Reflects the amount recognized in the year ended December 31, 2006 in accordance with SFAS 123R, and includes amounts for awards granted prior to 2006. In 2006, each of the directors listed received an award of 1,005 restricted stock units with a May 11, 2006 grant date fair value of $79.61 (based on the closing price at the date of grant, prior to the two-for-one stock split on June 1, 2006). The number of restricted stock units was adjusted to 2,010 restricted stock units effective as a result of the June 1, 2006 two-for-one stock split. Of the restricted stock units granted to each director, 25% vested on August 11, 2006, 25% vested on November 11, 2006, 25% vested on February 11, 2007, and the remaining 25% will vest on May 11, 2007. The fair value of each restricted stock unit grant is amortized over the vesting period. As of December 31, 2006, each of the directors held 2,793 unvested restricted shares.

(2)	Reflects payment for consulting services provided by Mr. Gray to the Company during 2006.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board is comprised of a majority of independent directors as defined in Section 303A.02 of the New York Stock Exchange listing standards. The directors determined by the Board to be independent under this standard are Buford P. Berry, William J. Gray, Thomas K. Matthews, II, Robert G. McKenzie, Paul T. Stoffel, Jack P. Reid and Marcus R. Hickerson. In determining that Mr. Hickerson is an independent director, the Board considered the fact that Mr. Hickerson’s 53-year-old son, M. Neale Hickerson, is employed as a Vice President of the Company and certain subsidiaries, including Holly Logistic Services, L.L.C. From January 2004 to February 2005, M. Neale Hickerson’s title as an officer of the Company was Vice President, Treasury and Investor Relations, and his current title is Vice President, Investor Relations. The Board’s determination that the employment of M. Neale Hickerson would not interfere with Marcus R. Hickerson’s ability to act independently from the management of the Company was based particularly on the fact that Marcus R. Hickerson satisfies all of the independence requirements of Section 303A.02(b) of the New York Stock Exchange (“NYSE”) rules and of Rule 10A-3 under the Exchange Act. Additionally, the Board based its determination on the role played in the Company by M. Neale Hickerson and the fact that he is not an Executive Officer of the Company. In determining that Mr. Gray is an independent director, the Board considered the fact that William J. Gray was elected to the New Mexico House of Representatives in November 2006 in light of the Company’s refining operations in New Mexico and the Company’s contribution of $10,000 to Mr. Gray’s campaign in 2006. The Board’s determination that neither the Company’s contribution toward Mr. Gray’s campaign during 2006 nor his duties as a member of the New Mexico state legislature would interfere with his ability to act as an independent fiduciary to the Company was based particularly on the fact that Mr. Gray satisfies all of the independence requirements of the NYSE and SEC. The Board also considered the conflicts of interest provisions of the Company’s Code of Business Conduct and Ethics, discussed such provisions with Mr. Gray and determined that Mr. Gray’s duties as a New Mexico state representative do not interfere with the interests of the Company as a whole.

The Board held five meetings during 2006. The Board has six principal standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Long-Term Compensation Committee, the Nominating/Corporate Governance Committee, and the Public Policy Committee. Each of the committees is appointed by the Board. During 2006, each director, with the exception of Mr. Norsworthy, attended at least 75% of the aggregate of the total number of meetings of the Board. As a result of Mr. Norsworthy’s illness beginning in October 2006, he missed two of the Board meetings held in 2006. During 2006, each director attended at least 75% of each of the meetings of the committees of the Board on which that director served. The Company does not have a policy requiring the Chairman of the Board or other directors to attend the Company’s Annual Meeting. All of the Company’s directors attended the 2006 Annual Meeting of Stockholders.

The current members of the Executive Committee are Messrs. Clifton (Chairman), Glancy, Reid and McKenzie. Mr. Norsworthy ceased to be a member and Chairman of the Executive Committee in April 2007 at which time the Board appointed Mr. McKenzie as a member. The Executive Committee of the Board has the authority of the Board, to the extent permitted by law and subject to any limitations that may be specified from time to time by the Board, for the management of the business and affairs of the Company between meetings of the Board. During 2006, the committee met 5 times.

The current members of the Audit Committee are Messrs. McKenzie (Chairman), Berry, Matthews, and Stoffel. The Audit Committee of the Board is responsible for monitoring the Company’s internal accounting controls, selecting and engaging independent auditors, reviewing quarterly and annual reports filed with the SEC, and reviewing certain activities of the independent auditors and their reports and conclusions. In addition, the committee selects persons to conduct internal audits of certain Company transactions and related financial controls and reviews the reports developed from such internal audits. During 2006, the committee met 6 times. The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.hollycorp.com and is available in print to any shareholder who requests it. As described above, all members of the Audit Committee have been determined to be independent as independence is defined in Section 303A.02 of the New York Stock Exchange’s listing standards. The Board has determined that Mr. McKenzie satisfies the requirements of the SEC regulations for an “audit committee financial expert” and has designated Mr. McKenzie as the Company’s audit committee financial expert.

The current members of the Compensation Committee are Messrs. Berry (Chairman), Matthews and McKenzie. The Compensation Committee of the Board is responsible for the oversight of compensation programs and plans that affect the executive officers of the Company. The Compensation Committee determines the level of compensation, including compensation under the Plan, paid to the Company’s Chief Executive Officer and all other executive officers. The Compensation Committee is also responsible for establishing and overseeing the compensation program for non-employee directors who serve on the Board. As described above, all members of the Compensation Committee have been determined to be independent as independence is defined in Section 303A.02 of the New York Stock Exchange’s listing standards. During 2006, the Compensation Committee met 9 times. The Board has adopted a written charter for the Compensation Committee, which is available on the Company’s website at www.hollycorp.com and is available in print to any shareholder who requests it.

The current members of the Nominating/Corporate Governance Committee are Messrs. Matthews (Chairman), Hickerson, McKenzie and Stoffel. The Nominating/Corporate Governance Committee of the Board is responsible for advising the Board concerning the appropriate composition of the Board and its committees (including identifying individuals qualified to serve on the Board and its committees), the selection of director nominees for each annual meeting of the Company’s stockholders, the selection of Executive Officers and officers of the Company, and appropriate corporate governance practices. As described above, all members of the Nominating/Corporate Governance Committee have been determined to be independent as independence is defined in Section 303A.02 of the New York Stock Exchange’s listing standards. During 2006, the committee met 4 times. The Board has adopted a written charter for the Nominating/Corporate Governance Committee, which is available on the Company’s website at www.hollycorp.com and is available in print to any shareholder who requests it.

The current members of the Public Policy Committee are Messrs. Hickerson (Chairman), Gray, and Reid. The Public Policy Committee of the Board is responsible for reviewing the Company’s policies and procedures on matters of public and governmental concern that significantly affect the Company, including but not limited to environmental, occupational health and safety, and equal employment opportunity matters. The committee is also responsible for recommending to management and the Board the formulation or modification of policies and procedures concerning such matters. During 2006, the committee met 4 times. As described above, all members of the Public Policy Committee have been determined to be independent as independence is defined in Section 303A.02 of the New York Stock Exchange’s listing standards.

DIRECTOR NOMINATION PROCEDURES

All of the Company’s directors are elected each year by its stockholders at the annual meeting of stockholders. The Board is responsible for filling vacancies on the Board at any time during the year, and for nominating director nominees to stand for election at the annual meeting of stockholders. The Nominating/Corporate Governance Committee reviews all potential director candidates, and recommends potential director candidates to the full Board. Director candidates may be identified by current directors of the Company, employees of the Company or through other sources, including stockholders as described below under “Nomination of Directors by Stockholders.” The Nominating/Corporate Governance Committee does not generally utilize the services of search firms or consultants to assist in identifying and screening potential candidates, although it retains the flexibility to do so. The Nominating/Corporate Governance Committee has an extensive diligence process for reviewing potential candidates, including an assessment of each candidate’s independence under Section 303A.02 of the New York Stock Exchange’s listing standards and Rule 10A-3 under the Exchange Act, a candidate’s relevant educational, business and financial experience, ability to read and understand financial statements, and other relevant factors, as described under “Selection of Directors — Criteria” in the Company’s Corporate Governance Guidelines, which can be found on the Company’s web site at www.hollycorp.com. The full Board reviews and has final approval authority on all potential director candidates being recommended to the stockholders for election.

NOMINATION OF DIRECTORS BY STOCKHOLDERS

The Company does not have a formal policy by which its stockholders may recommend director candidates, but the Nominating/Corporate Governance Committee will consider candidates recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Secretary of the Company at 100 Crescent Court, Suite 1600, Dallas, Texas 75201-6915. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the candidate’s qualifications based on the criteria described above under “Director Nomination Procedures” and in the Company’s Corporate Governance Guidelines, as well as contact information for both the candidate and the stockholder. Candidates recommended by stockholders will be evaluated by the Nominating/Corporate Governance Committee in the same manner as other candidates submitted by directors, employees or obtained through other sources, although the members of the Nominating/Corporate Governance Committee may prefer candidates who are personally known to the existing directors and whose reputations are highly regarded. In evaluating proposed candidates, the Nominating/Corporate Governance Committee will consider all relevant qualifications as well as the needs of the Company in terms of compliance with the New York Stock Exchange’s listing standards and SEC rules.

PRESIDING DIRECTOR AND COMMUNICATIONS WITH THE BOARD

William J. Gray has been selected to preside at regularly scheduled meetings of non-management directors. Persons wishing to communicate with the non-management directors are invited to email the Presiding Director at presiding.director@hollycorp.com or write to: William J. Gray, Presiding Director, c/o Secretary, Holly Corporation, 100 Crescent Court, Dallas, Texas 75201-6915. Although the Company has not to date developed formal processes by which stockholders may otherwise communicate directly with directors, the Company believes that its process with regard to communicating with non-management directors, and its informal process under which any communication sent to the Board in care of the Chief Executive Officer or Secretary of the Company is forwarded to the Board for consideration, serves the Board’s and the stockholders’ needs. There is no screening process, and all stockholder communications that are received by officers for the Board’s attention are forwarded to the Board.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Executive Officers of the Company and certain of its subsidiaries for 2006:

Name	Age	Title

Lamar Norsworthy	60	Chairman of the Board until April 5, 2007
Matthew P. Clifton	55	Chief Executive Officer
W. John Glancy	65	Senior Vice President and General Counsel
David L. Lamp	49	Executive Vice President, Refining and Marketing
Stephen J. McDonnell	56	Vice President and Chief Financial Officer
P. Dean Ridenour	65	Vice President and Chief Accounting Officer

David L. Lamp, joined the Company in January of 2004 as Vice President, Refining Operations and was elected Executive Vice President, Refining and Marketing in November 2005. Prior to joining the Company, Mr. Lamp was Vice President of El Paso Energy Corporation (“El Paso”) and General Manager of El Paso’s 250,000 BPD Aruba refinery. Prior to his position with El Paso, Mr. Lamp was employed by Koch Industries, where he served as Refinery Manager and EVP-Refining and Chemicals Operations. In 1998, Mr. Lamp moved to Director of Operations for a large international chemical and fiber joint venture owned partially by Koch (KOSA).

Stephen J. McDonnell, was appointed Vice President and Chief Financial Officer of the Company in September 2001. From August 2000 to September 2001, he was Vice President, Finance and Corporate Development. Prior to joining the Company, Mr. McDonnell was employed by Central and South West Corporation as a vice president in the mergers and acquisitions area from 1996 to June 2000. Mr. McDonnell also has served as Vice President and Chief Financial Officer for HEP since March 2004.

P. Dean Ridenour, was appointed Vice President and Chief Accounting Officer of the Company in December 2004. Beginning in October 2002, Mr. Ridenour began providing full-time consulting services to the Company, and in August 2004, Mr. Ridenour became a full-time employee and officer of the Company in the position of Vice President, Special Projects, serving in that position until December 2004. From April 2001 until October 2002, Mr. Ridenour was temporarily retired. From July 1999 through April 2001, Mr. Ridenour served as Chief Financial Officer and director of GeoUtilities, Inc., an internet-based superstore for energy, telecom and other utility services, which was purchased by AES Corporation in March 2000. He was employed for 34 years by Ernst & Young LLP, including 20 years as an audit partner, retiring in 1997. Mr. Ridenour also has served as a director of HEP since August 2004 and as Vice President and Chief Accounting Officer for HEP since January 2005.

The Executive Officers named above were elected by the Board to serve in such capacities until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal from office. Biographical information on Messrs. Clifton, Glancy and Norsworthy is set forth previously in this Proxy Statement under “Directors.”

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a code of business conduct and ethics (the “Code of Ethics”) that applies to all officers, directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions (the “Principal Financial Officers”). A copy of the Code of Ethics and a description of all amendments adopted thereto in the last twelve months are posted on the Company’s Internet website at www.hollycorp.com and is available in print to any shareholder who requests it. The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of its Code of Ethics with respect to its Principal Financial Officers by posting such information on this Internet website.

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted Corporate Governance Guidelines (the “Governance Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. A copy of the Governance Guidelines is posted on the Company’s Internet website at www.hollycorp.com and the information therein is available in print to any shareholder who requests it.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis (“CD&A”) is intended to provide information about the Company’s compensation objectives and policies for its principal executive officer, principal financial officer and other most highly compensated executive officers to place in perspective the information contained in the tables that follow this discussion. The CD&A begins with a general description of the Company’s compensation program and its various components. Immediately following the CD&A is the Compensation Committee Report (the “Committee Report”). Following the Committee Report are compensation tables describing compensation paid in 2006 and outstanding equity awards held by executives. At the end of the CD&A is information concerning pension benefits and change-in-control agreements. Throughout this discussion, the individuals included in the Summary Compensation Table on page 26, who are Lamar Norsworthy, Chairman of the Board (until April 5, 2007), Matthew P. Clifton, Chief Executive Officer since January 2006 (and Chairman of the Board beginning April 5, 2007), W. John Glancy, Senior Vice President and General Counsel, David L. Lamp, Executive Vice President, Refining and Marketing, Stephen J. McDonnell, Vice President and Chief Financial Officer and P. Dean Ridenour, Vice President and Chief Accounting Officer, are referred to as the “Named Executive Officers.”

Objectives of Compensation Program

The Company’s compensation program is designed to attract and retain talented and productive executives who are motivated to protect and enhance the long-term value of the Company for its shareholders. The Company’s objective is to tie compensation to business and individual performance and to provide competitive total compensation. The Company’s compensation levels are reviewed in light of publicly available information on compensation paid by comparable companies.

The Compensation Committee, comprised entirely of independent directors, administers the compensation program. The Compensation Committee determines and approves the compensation to be paid to the Named Executive Officers.

The Compensation Committee has not adopted any formal policies for allocating compensation among salaries, bonuses and equity compensation. However, the Compensation Committee, with the assistance of management, seeks to designate an appropriate mix of cash and long-term equity incentive compensation with the goal of providing compensation to retain the Named Executive Officers, while providing incentives to the Named Executive Officers to exert their best efforts to maximize long-term value for the Company and its shareholders. The Compensation Committee also takes into consideration the compensation of comparable executives in similarly situated businesses. The Compensation Committee also reviewed the total compensation provided to each of the Named Executive Officers in the previous year in determining compensation to be paid in 2006. The Compensation Committee has engaged Frederic W. Cook & Co., an outside consulting firm specializing in executive compensation, to advise the Committee on matters related to executive and non-employee director compensation. Frederic W. Cook & Co. provides the Committee with relevant market data, updates on related trends and developments, advice on program design, and input on compensation decisions for executive officers and non-employee directors. The consultant is independent, retained directly by the Committee, and provides no other services to the Company.

Overview of 2006 Executive Compensation Components

The components of compensation paid to the Named Executive Officers in 2006 were:

•	base salary;

•	annual performance-based cash incentive compensation;

•	long-term equity incentive compensation;

•	employee benefit plans available to all full-time salaried employees of the Company; and

•	for certain Named Executive Officers, supplemental benefits, including benefits earned under the Company’s Retirement Restoration Plan (described below).

Base Salary

Base salary for the Named Executive Officers for 2006 was approved in February 2006 by the Compensation Committee based on each executive’s position, level of responsibility and individual performance, the Company’s salary range for individuals at such executive’s level, and market practices. The Compensation Committee also reviewed competitive market data relevant to each position provided by Frederic W. Cook & Co.

Annual Incentive Cash Bonus Compensation

Payment with respect to annual cash bonuses to Named Executive Officers is contingent upon the satisfaction of the pre-established objective and subjective performance criteria described in the footnotes to the Summary Compensation Table below. The total bonus pool for all executives and employees of the Company is typically determined by the Compensation Committee after the end of each year or designated performance period. In determining the total bonus pool, the Compensation Committee reviews the performance of the Company during the previous year and the recommendation of management. The Compensation Committee also approves the granting of new awards for the upcoming year or designated performance period. Awards for a given year are paid in cash in the first quarter of the following year.

Around the end of each year, the Compensation Committee approves the performance measures and performance targets to be used for the upcoming calendar year in determining the cash bonus amounts to be paid. Performance targets may be based on any factors as the Compensation Committee may determine. In setting performance targets, the Compensation Committee reviews recommendations from management.

In addition to the pre-defined performance criteria, the Compensation Committee has discretion to approve an increase or decrease in a Named Executive Officer’s bonus. In making the determination as to whether to exercise such discretion, the Compensation Committee reviews recommendations from management, except in the case of compensation for Mr. Norsworthy and Mr. Clifton.

Long-Term Incentive Equity Compensation

The Plan was adopted by the Board in October 2002 and approved by the Company’s shareholders at the December 2002 Annual Meeting. The objective of the Plan is to advance the interests of the Company by strengthening the ability of the Company and its subsidiaries to attract, retain, and motivate able people of high caliber as employees, directors and consultants through arrangements that tie the compensation for such persons to the long-term performance of the Company. The Plan is administered by the Compensation Committee.

The Plan permits six potential types of awards: Options, Restricted Stock Awards, Bonus Stock Awards, Stock Appreciation Rights, Phantom Stock Awards and Performance Share Unit Awards. Until 2002, the Company used stock options as its principal form of long-term incentive compensation. Beginning in the latter part of 2003, the Compensation Committee (and the then active Long-Term Compensation Committee) worked with advisors from an independent executive compensation consulting firm in revising the Company’s approach to long-term incentives. In 2006, the Company granted Restricted Stock Awards and Performance Share Unit Awards to the Company’s Named Executive Officers. In 2006, the total long-term incentive award for our Named Executive Officers was equally split 50% in restricted stock and 50% in performance share units.

In determining the amount of long-term incentive awards, the Compensation Committee considers the Named Executive Officer’s position, scope of responsibility, base salary, performance and market information.

Messrs. Clifton, McDonnell and Ridenour also receive long-term incentive compensation from Holly Energy Partners, L.P. (“HEP”), in which the Company owns a 45% interest (including the general partner interest). Please refer to Item 11 of HEP’s Form 10-K for the fiscal year ended December 31, 2006 for further information concerning the compensation provided by HEP to Messrs. Clifton, McDonnell and Ridenour.

Restricted Stock Awards

A Restricted Stock Award is an award of shares of Common Stock which is subject to forfeiture upon termination of employment prior to the vesting of the award. The Compensation Committee may approve grants on the terms that it determines, including the period during which the award will vest. Under the Plan, the Compensation Committee may condition vesting upon the achievement of specified financial objectives. The restricted stock will vest upon a change of control of the Company, unless provided otherwise by the Compensation Committee in the agreement granting the award. Named Executive Officers holding restricted stock have all the rights of a stockholder with respect to such restricted stock, including the right to receive all dividends paid with respect to such restricted stock and the right to vote with respect to the restricted stock, subject to limitations on transfer and disposition of the restricted stock during the restricted period. Restricted stock are subject to forfeiture in the event that the executive’s employment or service relationship terminates, unless and to the extent that the Compensation Committee provides otherwise.

Performance Share Unit Awards

A performance share unit is a notional unit that entitles the grantee to receive, as may be provided in the applicable agreement between the grantee and the Company, Common Stock or a cash amount equal to the value of the stock upon the vesting of the performance share units. A performance share unit will be earned only upon the attainment of pre-established performance targets. The terms of an award are determined by the Compensation Committee at the time of the award, including the number of units in each grant, the performance targets, the method of determining the amounts payable for different levels of performance, and the nature and timing of payment. As with Restricted Stock Awards, performance share units will vest upon a change of control of the Company, unless provided otherwise by the Compensation Committee. Performance share units are also subject to forfeiture in the event that the executive’s employment or service relationship terminates, unless and to the extent that the Compensation Committee provides otherwise.

Review of Market Data

Market pay practices (among other factors) are considered by the Compensation Committee in setting compensation for the Named Executive Officers. To provide a frame of reference in evaluating the reasonableness and competitiveness of compensation, market pay levels are obtained from various sources including published compensation surveys and information taken from the SEC filings of a number of similarly situated companies. The Compensation Committee reviews and discusses market data and recommendations provided by an established, independent consulting firm specializing in executive compensation issues. The benchmark group that the Compensation Committee reviewed in 2006 with management and its outside consultant was comprised of Cameron International Corporation, Crosstex Energy, El Paso Corporation, FMC Technologies, Frontier Oil Corporation, Giant Industries, Hanover Compressor Company, Maverick Tube Corporation, Murphy Oil Corporation, Tesoro Petroleum Corporation, Western Gas Resources and Williams Companies. The Company’s objective is to position pay levels at approximately the middle range of market compensation. As noted, however, market pay levels are only one factor considered, with pay decisions ultimately reflecting an evaluation of individual contribution and value to the Company.

Role of Named Executive Officers in Determining Executive Compensation

In making executive compensation decisions, the Compensation Committee solicits the recommendations of the Company’s Chief Executive Officer (except with respect to his own compensation and that of the Chairman of the Board) and various other members of management. Management facilitates the Compensation Committee’s consideration of compensation for Named Executive Officers by providing data for the Compensation Committee’s review. This data include, but are not limited to the Company’s annual budget as approved by the Board, the Company’s financial performance over the course of the year versus that of the Company’s peers, performance evaluations of the Named Executive Officers (other than for the Chief Executive Officer and the Chairman of the Board, who are evaluated by the Compensation Committee), compensation provided to the Named Executive Officers in previous years, tax- and accounting-related considerations. Management provides the Compensation Committee with guidance as to how such data impacts pre-determined performance goals set by the Compensation Committee. When management considers a discretionary bonus to be appropriate for a Named Executive Officer (other than for the Chief Executive Officer and the Chairman of the Board), it will suggest an amount and provide the Compensation Committee with management’s rationale for such bonus. Given the day-to-day familiarity that management has with the work performed by the Named Executive Officers, the Compensation Committee values management’s recommendations. However, the Compensation Committee makes all final decisions as to the compensation of the Named Executive Officers.

Tax and Accounting Implications

We account for the equity compensation expense for our employees and executive officers, including our Named Executive Officers, under the rules of SFAS 123R, which require the Company to estimate and record an expense for each award of long-term incentive compensation over the vesting period of the award.

With respect to Section 162(m) of the Tax Code and underlying regulations pertaining to the deductibility of compensation to named executive officers in excess of $1 million, the Company has adopted a policy to comply with such limitations to the extent practicable. The Plan has been approved by the Company’s stockholders (and is being submitted for re-approval by stockholders under Proposal Three). As a result, certain elements of the Plan are designed to provide performance-based incentive compensation which would be fully deductible under Section 162(m). Restricted Stock and Performance Share grants made to certain Named Executive Officers are intended to be fully deductible under Section 162(m). Annual incentives are also generally intended to be compliant with Section 162(m). However, the Compensation Committee has determined that some flexibility is required, notwithstanding the statutory and regulatory provisions, in negotiating and implementing the Company’s incentive compensation programs. It has, therefore, retained the discretion to award some bonus payments based on non-quantitative performance measurements and other criteria that it may determine, in its discretion, from time to time.

Retirement and Benefit Plans

The Holly Retirement Plan

The Company’s tax-qualified defined benefit retirement plan is described below in the narrative accompanying the Pension Benefits Table. As of January 1, 2007, this plan is no longer made available to newly hired employees who are not represented under a collective bargaining agreement. Instead, beginning January 1, 2007, new employees who are not represented under a collective bargaining agreement are automatically enrolled in the Thrift Plan to which the Company makes an automatic contribution of 5% of the employee’s base compensation on an annual basis, in addition to making matching contributions as described below. Most employees who are not represented by a collective bargaining agreement and were hired prior to January 1, 2007, were provided with a one-time choice to either continue earning benefits in the Holly Retirement Plan or to freeze benefits in the Holly Retirement Plan and begin receiving a 5% automatic Thrift Plan contribution. Regardless of their choice, these employees are eligible for matching contributions under the Thrift Plan.

Thrift Plan for Employees of Holly Corporation, its Affiliates and Subsidiaries

The Company’s Thrift Plan, which is a tax-qualified defined contribution plan, is offered to all employees of the Company. In 2006, employees had the option to participate in both the Company’s Retirement Plan and the Thrift Plan. Employees were permitted to make contributions to the Thrift Plan of 1% to 50% of their compensation. In 2006, for employees not covered by a collective bargaining agreement who had at least one year of service, the Company matched employee contributions to the Thrift Plan up to 4% of their compensation. Employees of Company subsidiaries in Artesia, New Mexico, Woods Cross, Utah, and Spokane, Washington who are represented under collective bargaining agreements (collectively, “Union Represented Employees”), were offered matching contributions up to 6% of their compensation. Employee contributions that were made on a tax-deferred basis were generally limited to $15,000 per year with employees over 50 years of age able to make additional tax-deferred contributions of $5,000. Prior to 2007, the Company’s contributions in the Thrift Plan did not vest until the earlier of three years of credited service or termination of employment due to retirement, disability or death. Employees may direct Company contributions to be invested in Common Stock. Beginning in 2007, matching contributions vest immediately, except with respect to Union Represented Employees, in which case the Company’s matching contributions become vested after being credited with three years of service. Also beginning in 2007, for employees not represented by collective bargaining agreements, the Company increased its maximum matching contribution from 4% to 6% of eligible compensation.

Employee Stock Ownership Plan

Many employees of the Company and eligible affiliates with at least one year of service, other than employees covered by collective bargaining agreements, participated in an Employee Stock Ownership Plan (“ESOP”) established in 1985. For the 1987 through the 1996 fiscal years, shares of Common Stock held by the ESOP were allocated to the accounts of participants for each fiscal year on the basis of payments of principal on the ESOP’s ten-year installment note issued to the Company in connection with the ESOP’s purchase of Common Stock from the Company. Shares were allocated to participants based on their eligible compensation. Participants’ shares vested upon the earlier of five years’ credited service or termination of employment due to retirement, disability or death. Effective August 1, 1999, the ESOP was merged into the Thrift Plan and each participant’s ESOP account became a Company Stock ESOP Account in the Thrift Plan. Over the twelve months ending October 2002, shares in the Company Stock ESOP Account for each participant were gradually shifted to each participant’s regular Thrift Plan account and consequently became subject to the participant’s directions as to holding or selling such shares.

ESOP Restoration Plan

The Company adopted an ESOP restoration plan to provide additional benefits to executives whose allocations of shares of Common Stock from the ESOP for the 1995 and 1996 fiscal years were reduced because of the application of limitations of the Tax Code. The Plan provides for the grant to participants after the end of the 1995 and 1996 fiscal years of “phantom shares” equal in number to the number of shares not allocated to participants because of the limitations of the Tax Code. The phantom shares under the plan are unsecured rights to cash payments based on dividends paid on shares of Common Stock and on the market value of such shares at future dates. Payments based on market value of Common Stock are generally due 40 days after termination of employment or the date of final distribution to the officer under the ESOP unless the officer elects to defer payments to future dates that may not be later than 60 days after the officer’s death or permanent disability.

A total of 61,880 phantom shares were granted to participants for the 1995 and 1996 fiscal years. Phantom shares held at December 31, 2006 by the Named Executive Officers are as follows: 22,640 shares by Mr. Norsworthy, 10,720 by Mr. Clifton, none by Mr. Glancy, none by Mr. Lamp, none by Mr. McDonnell, and none by Mr. Ridenour. In addition, Mr. Norsworthy holds 56,496 phantom shares that were granted for past services and to compensate for the exclusion of the officer from the ESOP restoration plan in the 1986-88 fiscal years.

Change-in-Control Agreements

On February 9, 2007, the Board approved Change in Control Agreements (the “Agreements”) to be entered into with certain of the Named Executive Officers identified in the table below. The Agreements will be subject to an initial three year term, with an automatic one year extension on the second anniversary of the effective date (and on each anniversary date thereafter) unless a cancellation notice is given 60 days prior to the second anniversary of the effective date (or any anniversary date thereafter, as applicable). The Agreements will provide that if in connection with or within two years after a “change in control” the executive is terminated without “cause,” leaves voluntarily “for good reason,” or is terminated as a condition of the occurrence of the transaction constituting the “change in control,” the executive will receive the following cash severance amounts: (i) a cash payment equal to his accrued and unpaid salary, reimbursement of expenses, and accrued vacation pay, and (ii) a lump sum amount equal to a multiple specified in the table below for such executive times (A) his annual base salary as of his date of termination or the date immediately prior to the “change in control,” whichever is greater, and (B) his annual bonus amount, calculated as the average annual bonus paid to him for the prior three years. In addition, the executive (and his or her dependents, as applicable) will receive a continuation of their medical and dental benefits for the number of years indicated in the table below for such executive. All payments and benefits due under the Agreement are conditioned on execution and nonrevocation by the executive of a release for the benefit of the Company and its related entities and agents. If amounts payable to an executive under the Agreement (or pursuant to any other arrangement or agreement with the Company that are payable as a result of a change in ownership or control) (collectively, the “Payments”) exceed the amount allowed under section 280G of Tax Code, for such executive by 10% or more, the Company will pay the executive a tax gross up (a “Gross Up”) in an amount necessary to allow the executive to retain (after all regular income and Tax Code Section 280G taxes) a net amount equal to the total present value of the Payments on the date they are to be paid (after all regular income taxes but without reduction for Tax Code Section 280G taxes). Conversely, the Payments will be cut back if they exceed the Tax Code section 280G limit for an executive by less than 10%. The determination of whether a Gross Up will be paid will be determined by an independent public accounting firm selected by the Company and reasonably acceptable to the executive.

	Cash
	Severance	Years for Continuation of
Named Executive Officer	Multiple	Medical and Dental Benefits

Matthew P. Clifton	3 times	3
W. John Glancy	2 times	2
David L. Lamp	2 times	2
Stephen J. McDonnell	2 times	2
P. Dean Ridenour	2 times	2

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Holly Corporation Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Buford P. Berry,
Chairman
Thomas K. Matthews, II
Robert G. McKenzie

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers in 2006. The Company has not entered into any employment agreements with any of the Named Executive Officers, other than the change-in-control agreements described above.

Summary Compensation Table

							Non-Equity		Change in
							Incentive Plan		Pension	All Other
		Salary		Bonus		Stock Awards	Compensation		Value	Compensation		Total
Name and Principal Position	Year	($)		($)(3)		($)(5)	($)		($)(12)	($)		($)

Lamar Norsworthy Chairman of the Board(1)	2006	$647,000		$0		$1,544,000	$1,747,000	(6)	$250,584	$90,595	(13)	$3,230,281
Matthew P. Clifton Chief Executive Officer(1)	2006	$647,000		$0		$1,158,000	$1,747,000	(7)	$234,820	$8,400	(14)	$2,994,087
W. John Glancy Senior Vice President and General Counsel	2006	$283,670		$0		$400,000	$269,000	(8)	$37,997	$8,400	(15)	$718,132
David L. Lamp Executive Vice President, Refining and Marketing	2006	$312,000		$0		$663,000	$546,000	(9)	$25,107	$8,400	(16)	$1,083,411
Stephen J. McDonnell Vice President and Chief Financial Officer	2006	$245,136	(2)	$0		$172,000	$234,000	(10)	$29,901	$8,400	(17)	$569,992
P. Dean Ridenour Vice President and Chief Accounting Officer	2006	$257,298	(2)	$14,000	(4)	$200,000	$246,000	(11)	$38,139	$8,400	(18)	$621,357

(1)	Mr. Norsworthy served as Chairman of the Board until April 5, 2007. The Board elected Mr. Clifton to the additional office of Chairman of the Board on April 5, 2007.

(2)	Annual salaries for Mr. McDonnell and Mr. Ridenour were adjusted effective March 1, 2006. This amount is comprised of (i) ten months of salary at the March 1, 2006 rate and (ii) two months of salary at the previous rate.

(3)	Annual bonuses for services performed in 2006 were paid in March 2007.

(4)	This reflects the discretionary portion of Mr. Ridenour’s annual bonus for services performed in 2006, which amount is in excess of the Non-Equity Incentive Plan Compensation disclosed for Mr. Ridenour in the table and described in footnote 11.

(5)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS No. 123R. With respect to performance share units awarded in 2006, the amount was based on an estimated payment of 150% of the award. The terms of the 2006 performance share unit awards and the 2006 restricted stock awards are: (a) for Mr. Norsworthy, described in notes 3 and 4 to the Grants of Plan-Based Awards table, below; (b) for Mr. Clifton, described in notes 8 and 9 to the Grants of Plan-Based Awards table, below; (c) for Mr. Glancy, described in notes 12 and 13 to the Grants of Plan-Based Awards table, below; (d) for Mr. Lamp, described in notes 16 and 17 to the Grants of Plan-Based Awards table, below; (e) for Mr. McDonnell, described in note 21 to the Grants of Plan-Based Awards table, below; and (f) for Mr. Ridenour, described in notes 24 and 25 to the Grants of Plan-Based Awards table, below.

(6)	This annual bonus amount for services performed in 2006 (paid in March 2007) reflects the pre-defined target percentages that were allocated to two (three in the cases of Messrs. Glancy, Lamp, McDonnell and Ridenour) components as follows:

• A portion of Mr. Norsworthy’s bonus equal to 45% of his base salary, based on the Company’s pre-tax net income (“PTNI”) goal of $197,907,000. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 135%. As Holly exceeded its PTNI goal by 20%, this component was earned at 135% of his base salary.

• A portion of Mr. Norsworthy’s bonus equal to 45% of his base salary, based on the Company’s financial results over the year versus that of its peers. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 135%. As the Company outperformed its peers, this component was earned at 135% of his base salary.

(7)	This annual bonus amount for services performed in 2006 (paid in March 2007) reflects the pre-defined target percentages that were allocated to two components as follows:

• A portion of Mr. Clifton’s bonus equal to 45% of his base salary, based on the Company’s pre-tax net income (“PTNI”) goal of $197,907,000. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 135%. As Holly exceeded its PTNI goal by 20%, this component was earned at 135% of his base salary.

• A portion of Mr. Clifton’s bonus equal to 45% of his base salary, based on the Company’s financial results over the year versus that of its peers. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 135%. As the Company outperformed its peers, this component was earned at 135% of his base salary.

(8)	This annual bonus amount for services performed in 2006 (paid in March 2007) reflects the pre-defined target percentages that were allocated to three components as follows:

• A portion of Mr. Glancy’s bonus equal to 20% of his base salary, based on the Company’s PTNI goal of $197,907,000. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 40%. As Holly exceeded its PTNI goal by 20%, this component was earned at 40% of his base salary.

• A portion of Mr. Glancy’s bonus equal to 20% of his base salary, based on the Company’s financial results over the year versus that of its peers. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 40%. As the Company outperformed its peers, this component was earned at 40% of his base salary.

• A portion of Mr. Glancy’s bonus equal to 10% of his base salary, based on Mr. Glancy’s individual performance over the year. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 20%. Mr. Glancy’s individual performance for 2006 was evaluated through an annual performance review completed in February 2007, which review considered how well Mr. Glancy performed various goals for 2006 and displayed several “Performance Dimensions.” For this portion, Mr. Glancy was eligible to receive as part of his bonus 15% of his base salary.

(9)	This annual bonus amount for services performed in 2006 (paid in March 2007) reflects the pre-defined target percentages that were allocated to three components as follows:

• A portion of Mr. Lamp’s bonus equal to 30% of his base salary, based on the PTNI goal of $197,907,000. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 75%. As Holly exceeded its PTNI goal by 20%, this component was earned at 75% of his base salary.

• A portion of Mr. Lamp’s bonus equal to 30% of his base salary, based on the Company’s financial results over the year versus that of its peers. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 75%. As the Company outperformed its peers, this component was earned at 75% of his base salary.

• A portion of Mr. Lamp’s bonus equal to 10% of his base salary, based on Mr. Lamp’s individual performance over the year. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 25%. Mr. Lamp’s individual performance for 2006 was evaluated through an annual performance review completed in February 2007, which review considered how well Mr. Lamp performed various goals for 2006 and displayed the Performance Dimensions. For this portion, Mr. Lamp was eligible to receive as part of his bonus 25% of his base salary.

(10)	This annual bonus amount for services performed in 2006 (paid in March 2007) reflects the pre-defined target percentages that were allocated to three components as follows:

• A portion of Mr. McDonnell’s bonus equal to 20% of his base salary, based on the Company’s PTNI goal of $197,907,000. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 40%. As Holly exceeded its PTNI goal by 20%, this component was earned at 40% of his base salary.

• A portion of Mr. McDonnell’s bonus equal to 20% of his base salary, based on the Company’s financial results over the year versus that of its peers. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 40%. As the Company outperformed its peers, this component was earned at 40% of his base salary.

• A portion of Mr. McDonnell’s bonus equal to 10% of his base salary, based on Mr. McDonnell’s individual performance over the year. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 20%. Mr. McDonnell’s individual performance for 2006 was evaluated through an annual performance review completed in February 2007, which review considered how well Mr. McDonnell performed various goals for 2006 and displayed the Performance Dimensions. For this portion, Mr. McDonnell was eligible to receive as part of his bonus 15% of his base salary.

(11)	This annual bonus amount for services performed in 2006 (paid in March 2007) reflects the pre-defined target percentages that were allocated to three components as follows:

• A portion of Mr. Ridenour’s bonus equal to 20% of his base salary, based on the Company’s PTNI goal of $197,907,000. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 40%. As Holly exceeded its PTNI goal by 20%, this component was earned at 40% of his base salary.

• A portion of Mr. Ridenour’s bonus equal to 20% of his base salary, based on the Company’s financial results over the year versus that of its peers. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 40%. As the Company outperformed its peers, this component was earned at 40% of his base salary.

• A portion of Mr. Ridenour’s bonus equal to 10% of his base salary, based on Mr. Ridenour’s individual performance over the year. This component was subject to being adjusted to a minimum amount of 0% and a maximum amount of 20%. Mr. Ridenour’s individual performance for 2006 was evaluated through an annual performance review completed in February 2007, which review considered how well Mr. Ridenour performed various goals for 2006 and displayed the Performance Dimensions. For this portion, Mr. Ridenour was eligible to receive as part of his bonus 15% of his base salary.

(12)	This reflects the following assumptions:

	December 31, 2005	December 31, 2006

Discount Rate:	5.75%	6.00%
Mortality Table:	1994 Group Annuity Reserving Table	RP2000 White Collar Projected to 2020 (50% Male/ 50% Female)
Retirement Age:	the later of current age or age 62	the later of current age or age 62

(13)	This reflects matching contributions made in 2006 by the Company to the Thrift Plan in the amount of $8,400 and an amount of $82,195 for the following perquisites: dining and golf club membership dues, executive airline travel membership dues, personal administrative assistance from Company personnel, mailing expenses and cost of cell phone for business use and personal use. Of this amount, $55,910 was for personal administrative services provided by Company personnel and $14,289 was for a golf membership fee used primarily for business entertainment but which was put to personal use on occasion. In addition, on certain occasions when Mr. Norsworthy was traveling for business, his spouse accompanied him on the aircraft jointly owned by the Company and Mr. Norsworthy (which ownership arrangement is described further below under

“Certain Relationships and Related Party Transactions”). No additional direct operating cost was incurred by the Company for such travel.

(14)	This reflects matching contributions made in 2006 by the Company to the Thrift Plan in the amount of $8,400.

(15)	This reflects matching contributions made in 2006 by the Company to the Thrift Plan in the amount of $8,400.

(16)	This reflects matching contributions made in 2006 by the Company to the Thrift Plan in the amount of $8,400.

(17)	This reflects matching contributions made in 2006 by the Company to the Thrift Plan in the amount of $8,400.

(18)	This reflects matching contributions made in 2006 by the Company to the Thrift Plan in the amount of $8,400.

2006 Grants of Plan-Based Awards

The following table reflects possible payouts under the Company’s equity and non-equity incentive plans to the Named Executive Officers from grants made to them during the calendar year ending December 31, 2006.

		Estimated Future Payouts Under					Estimated Future Payouts Under								(i)
		Non-Equity Incentive Plan Awards					Equity Incentive Plan Awards								Base
	(b)	(c)	(d)		(e)		(f)		(g)		(h)		All other		Price of	(j)
(a)	Grant	Threshold	Target		Maximum		Threshold		Target		Maximum		Equity		Awards	Grant Date
Name	Date	($)	($)		($)		(#)		(#)		(#)		Awards		($/Unit)	Fair Value

Lamar Norsworthy	2/16/2006	n/a	582,300	(1)	1,747,000	(2)	0	(3)	20,930	(3)	41,860	(3)	n/a		n/a	$1,543,588	(5)
Chairman of the Board*	2/16/2006						20,930	(4)	20,930	(4)	20,930	(4)
Matthew P. Clifton	2/16/2006	n/a	582,300	(6)	1,747,000	(7)	0	(8)	15,698	(8)	31,396	(8)	n/a		n/a	$1,157,728	(5)
Chief Executive Officer*	2/16/2006						15,698	(9)	15,698	(9)	15,698	(9)
W. John Glancy	2/16/2006	n/a	141,500	(10)	283,000	(11)	0	(12)	5,426	(12)	10,852	(12)	n/a		n/a	$400,168	(5)
Senior Vice President and General Counsel	2/16/2006						5,426	(13)	5,426	(13)	5,426	(13)
David L. Lamp	2/16/2006	n/a	218,400	(14)	546,000	(15)	0	(16)	8,992	(16)	17,984	(16)	n/a		n/a	$663,160	(5)
Executive Vice President,	2/16/2006						8,992	(17)	8,992	(17)	8,992	(17)
Refining and Marketing
Stephen J. McDonnell	2/16/2006	n/a	123,000	(18)	246,000	(19)	0	(20)	2,326	(21)	4,652	(21)	2,326	(21)	n/a	$171,543	(5)
Vice President and Chief Financial Officer
P. Dean Ridenour	2/16/2006	n/a	129,400	(22)	258,800	(23)	0	(24)	2,714	(24)	5,428	(24)	2,714	(25)	n/a	$200,157	(5)
Vice President and Chief Accounting Officer

*	Mr. Norsworthy served as Chairman of the Board until April 5, 2007. The Board elected Mr. Clifton to the additional office of Chairman of the Board on April 5, 2007.

(1)	This reflects a target bonus award for Mr. Norsworthy equal to 90% of his 2006 salary.

(2)	This reflects that Mr. Norsworthy was eligible to receive up to 300% of the target bonus award amount.

(3)	This reflects the Compensation Committee’s grant of 10,465 performance share units (adjusted to 20,930 units as a result of the June 2006 two-for-one stock split) to Mr. Norsworthy under the Plan. Under the terms of the Holly Corporation Performance Unit Agreement, dated February 16, 2006, recipients may earn from 0% to 200% of the performance share units. The performance share units represent an award for a designated performance period. At the end of the performance period, recipients are entitled to a number of shares of Common Stock equal to a percentage of the awarded units as determined by reference to the Company’s performance on four performance measures compared to the performance by the Company’s defined peer group on the same four measures. The four measures are EPS Growth, Net Profit Margin, Return on Assets and Return on Investment. The Company’s performance comparison group consists of Alon USA Energy, Inc., Cameron International Corporation, Crosstex Energy, Inc., El Paso Corp., FMC Technologies, Inc., Frontier Oil Corporation, Giant Industries Inc., Hanover Compressor, Marathon Oil Corporation, Maverick Tube Corporation, Murphy Oil Corporation, Sunoco Inc., Tesoro Corporation, Valero Energy Corporation, Western Gas Resources, and Williams Companies Inc. The number of shares of Common Stock payable is equal to the result of multiplying the number of performance share units granted by the average of the percentile ranking of the Company’s performance on the performance measures over the performance period as compared to the performance comparison group’s performance on such measures over the performance period, multiplied by two. The average is determined by adding the Company’s percentile ranking on each performance measure and dividing the sum by four. In the event that an award recipient’s employment terminates prior to December 31, 2008, other than due to a change-in-control event, death, disability or retirement, as those terms are defined and described in the applicable award agreements, he will forfeit his award. The change-in-control provisions of this award are described below under the section titled Severance and Change-in-Control Arrangements. In the event of an award recipient’s death, total and permanent disability as determined by the Compensation Committee in its sole discretion or retirement after attaining age 62 or retirement after attaining an earlier retirement age approved by the Compensation Committee in its sole discretion, the recipient shall forfeit a number of units equal to the percentage that the number of full months following the date of separation, death, disability or retirement to the end of the performance period bears to 36. Any remaining units that are not vested will become vested. In its sole discretion, the Compensation Committee may make a payment assuming a performance percentage of up to 200% instead of the prorated number. As outlined above, the amount shown in column (f) reflects the minimum payment amount of 0%, the amount shown in column (g) reflects the target amount of 100% and the amount shown in column (h) reflects the maximum payment level of 200%.

(4)	This reflects the Compensation Committee’s grant of 10,465 restricted shares (adjusted to 20,930 units as a result of the June 2006 two-for-one stock split) (subject to a performance standard), to Mr. Norsworthy. Under the terms of the February 16, 2006 restricted stock grant, one-third of the restricted shares were fully vested and nonforfeitable after December 31, 2006. Except in the case of early termination of employment, after December 31, 2007 (i) another one-third (the “2008 shares”) will vest if the Company’s quarterly adjusted net income per diluted share is at least $0.23 for any quarter between October 1, 2007 and December 31, 2009, and (ii) the remaining one-third (the “2009 shares”) will vest if the Company’s quarterly adjusted net income per diluted share is at least $0.23 for any quarter between October 1, 2008 and December 31, 2009. In the event of a recipient’s death, total and permanent disability, as determined by the Compensation Committee in its sole discretion, or retirement after attaining age 62, or retirement after attaining an earlier retirement age approved by the Compensation Committee in its sole discretion, a recipient shall forfeit a number of shares equal to (i) the total award times (ii) the percentage that the period of full months beginning on the first calendar month following the date of death, disability or retirement and ending on December 31, 2009 bears to 36. Any remaining shares that are not vested will become vested. In its sole discretion, the Compensation Committee may decide to vest all of the shares in lieu of the prorated number. Recipients are shareholders with respect to all of the restricted shares and have the right to receive all distributions paid with respect to such restricted shares. The change-in-control provisions of this award are described below under the section titled Severance and Change-in Control Arrangements. Assuming the quarterly adjusted net income standard is met as set forth in each case above, the 2008 shares, and/ or the 2009 shares as the case may be will become vested on the date that the Compensation Committee certifies that the Company has met the applicable standard(s).

(5)	This reflects the closing price of $29.50 (split adjusted for the June 1, 2006 two-for-one stock split) at the date of grant for both restricted shares and performance share units. With respect to performance share units, this reflects an assumed payment of 150% of the performance share unit award.

(6)	This reflects a target bonus award for Mr. Clifton equal to 90% of his 2006 salary.

(7)	This reflects that Mr. Clifton was eligible to receive up to 300% of the target bonus award amount.

(8)	The Compensation Committee approved a grant of 7,849 performance share units (adjusted to 15,698 units as a result of the June 2006 two-for-one stock split) to Mr. Clifton. The terms of the grant, including the threshold, target and maximum payout of the performance share unit awards, are described above in footnote 3.

(9)	The Compensation Committee approved a grant of 7,849 restricted shares (adjusted to 15,698 units as a result of the June 2006 two-for-one stock split) (subject to a performance standard) to Mr. Clifton. The terms of the grant are described above in footnote 4.

(10)	This reflects a target bonus award for Mr. Glancy equal to 50% of his 2006 salary.

(11)	This reflects that Mr. Glancy was eligible to receive up to 200% of the target bonus award amount.

(12)	The Compensation Committee approved a grant of 2,713 performance share units (adjusted to 5,426 units as a result of the June 2006 two-for-one stock split) to Mr. Glancy. The terms of the grant, including the threshold, target and maximum payout of the performance share unit awards, are described above in footnote 3.

(13)	The Compensation Committee approved a grant of 2,713 (adjusted to 5,426 units as a result of the June 2006 two-for-one stock split) restricted shares (subject to a performance standard) to Mr. Glancy. The terms of the grant are described above in footnote 4.

(14)	This reflects a target bonus award for Mr. Lamp equal to 70% of his 2006 salary.

(15)	This reflects that Mr. Lamp was eligible to receive up to 250% of the target bonus award amount.

(16)	The Compensation Committee approved a grant of 4,496 performance share units (adjusted to 8,992 units as a result of the June 2006 two-for-one stock split) to Mr. Lamp. The terms of the grant, including the threshold, target and maximum payout of the performance share unit awards, are described above in footnote 3.

(17)	The Compensation Committee approved a grant of 4,496 restricted shares (adjusted to 8,992 units as a result of the June 2006 two-for-one stock split) (subject to a performance standard) to Mr. Lamp. The terms of the grant are described above in footnote 4.

(18)	This reflects a target bonus award for Mr. McDonnell equal to 50% of his 2006 salary.

(19)	This reflects that Mr. McDonnell was eligible to receive up to 200% of the target bonus award amount.

(20)	The Compensation Committee approved a grant of 1,163 performance share units (adjusted to 2,326 units as a result of the June 2006 two-for-one stock split) to Mr. McDonnell. The terms of the grant, including the threshold, target and maximum payout of the performance share unit awards, are described above in footnote 3.

(21)	The Compensation Committee approved a grant of 1,163 restricted shares (adjusted to 2,326 units as a result of the June 2006 two-for-one stock split) (with no performance standard) to Mr. McDonnell. Except in the case of early termination of employment, under the terms of the February 16, 2006 restricted stock grant (with no performance standard), one-third of the restricted shares were fully vested and nonforfeitable after December 31, 2006, two-thirds will be fully vested and nonforfeitable after December 31, 2007, and all of the restricted shares will be fully vested and nonforfeitable after December 31, 2008. In the event of a recipient’s death, total and permanent disability as determined by the Compensation Committee in its sole discretion or retirement after attaining age 62 or retirement after attaining an earlier retirement age approved by the Compensation Committee in its sole discretion, a recipient shall forfeit a number of shares equal to (i) the total award times (ii) the percentage that the period of full months beginning on the first calendar month following the date of death, disability or retirement and ending on December 31, 2009 bears to 36. Any remaining shares that are not vested will become vested. In its sole discretion, the Compensation Committee may decide to vest all of the shares in lieu of the prorated number. Recipients are shareholders with respect to all of the restricted shares and have the right to receive all distributions paid with respect to such restricted shares. The change-in-control provisions of this award are described below under the section titled Severance and Change-in Control Arrangements.

(22)	This reflects a target bonus award for Mr. Ridenour equal to 50% of his 2006 salary.

(23)	This reflects that Mr. Ridenour was eligible to receive up to 200% of the target bonus award amount.

(24)	The Compensation Committee approved a grant of 1,357 performance share units (adjusted to 2,714 units as a result of the June 2006 two-for-one stock split) to Mr. Ridenour. The terms of the grant, including the threshold, target and maximum payout of the performance share unit awards, are described above in footnote 3.

(25)	The Compensation Committee approved a grant of 1,357 restricted shares (adjusted to 2,714 units as a result of the June 2006 two-for-one stock split) (with no performance standard) to Mr. Ridenour. The terms of the grant are described above in footnote 21.

Outstanding Equity Awards at Fiscal Year End

The following table reflects outstanding stock options and performance- and service-based share units and restricted shares held by the Named Executive Officers as of December 31, 2006.

Option Awards(1)								Stock Awards
(a)	(b)	(c)	(d)	(e)		(f)		(g)		(h)		(i)		(j)
												Equity		Equity
			Equity									Incentive		Incentive
			Incentive									Plan Awards:		Plan Awards:
			Plan Awards:							Market		Number		Market or
			Number					Number of		Value of		of Unearned		Payout Value of
	Number of	Number of	of Securities					Shares or		Shares or		Shares,		Unearned Shares,
	Securities	Securities	Underlying					Units of		Units of		Units or Other		Units or Other
	Underlying	Underlying	Unexercised	Option				Stock That		Stock That		Rights That		Rights That
	Unexercised	Unexercised	Unearned	Exercise		Option		Had Not		Had Not		Had Not		Had Not
	Options (#)	Options (#)	Options	Price		Expiration		Vested (#)		Vested		Vested		Vested
Name	Exercisable	Unexercisable	(#)	($)		Date		(2)		($)		(#) (2)		($)

Lamar Norsworthy	800,000	n/a	n/a	$1.75		9/24/2009	(2)	n/a		n/a		290,560	(3)	$14,934,784	(18)
Chairman of the Board*	96,000			$2.98	(1)	3/9/2011	(2)
Matthew P. Clifton	76,000			$3.34	(4)	3/6/2008	(5)	76,000						$3.34	(4)
Chief Executive Officer*	80,000	n/a	n/a	$2.98		3/9/2011	(5)	n/a		n/a		218,946	(6)	$11,253,824	(18)
W. John Glancy	66,000	n/a	n/a	$2.98	(7)	3/9/2011	(8)	n/a		n/a		46,052	(9)	$2,367,073	(18)
Senior Vice President and General Counsel
David L. Lamp	n/a	n/a	n/a	n/a		n/a		11,600	(10)	$596,240	(17)	29,584	(11)	$1,520,618	(19)
Executive Vice President, Refining and Marketing
Stephen J. McDonnell	160,000			$1.52		8/14/2010	(12)
Vice President and Chief Financial Officer	80,000	n/a	n/a	$2.98		3/9/2011	(12)	14,726	(13)	$756,916	(17)	15,900	(14)	$817,260	(19)
P. Dean Ridenour	n/a	n/a	n/a	n/a		n/a		4,714	(15)	$242,300	(17)	6,714	(16)	$345,100	(19)
Vice President and Chief Accounting Officer

*	Mr. Norsworthy served as Chairman of the Board until April 5, 2007. The Board elected Mr. Clifton to the additional office of Chairman of the Board on April 5, 2007.

(1)	All option awards vested in 20% increments each year following the date of the award. Adjusted since the time of all of Mr. Norsworthy’s stock option exercises disclosed in note 1 to the Option Exercises and Stock Vested table below for a stock split on June 1, 2006.

(2)	Options generally expire ten years from the date of grant (the period for exercise may be extended in certain cases following the death of the recipient). If the recipient’s employment terminates because of death, “permanent disability” or “normal retirement,” as such terms are defined in the applicable option award agreements, the option is generally exercisable in full for two years from the date of termination. If the recipient’s employment is terminated for cause, as defined in the option award agreement, the option immediately ceases to be exercisable. If the recipient’s employment terminates for any other reason, the option is exercisable for one year after such termination to the extent the option was exercisable at termination. If a Named Executive Officer’s employment with the Company is terminated due to a “special involuntary termination,” as defined in the restricted stock agreement, prior to the full vesting of the restricted shares, all restrictions will lapse and the restricted shares become vested. If a Named Executive Officer’s employment with the Company terminates due to death, total and permanent disability, or retirement after attaining age 62, or retirement after attaining an earlier retirement age approved by the Compensation Committee, in its sole discretion, the forfeiture provisions described in footnote 4 to the Grants of Plan-Based Awards table above will apply.

(3)	This number reflects the combined total of A, B, C, D, E and F below:

A. An award of 19,950 performance share units (adjusted to 79,800 units as a result of the August 2004 and June 2006 stock splits) made to Mr. Norsworthy in May 2004 under the Plan. Under the terms of the grant, all of these units were earned and settled in cash in January 2007.

B. An award of 19,950 restricted shares (adjusted to 79,800 shares as a result of the August 2004 and June 2006 stock splits) (with a performance standard) made to Mr. Norsworthy in May 2004. Pursuant to the terms of the grant, one-third of the restricted shares were fully vested and nonforfeitable in January 2007. Except in the case of early termination, after December 31, 2007 (i) another one-third of the restricted shares (the “2008 shares”) will vest if the Company’s quarterly adjusted net income per diluted share is at least $0.12 for any quarter between October 1, 2007 and December 31, 2009, and (ii) the remaining one-third (the “2009 shares”) will vest if the Company’s quarterly adjusted net income per diluted share is at least $0.12 for any quarter between October 1, 2008 and December 31, 2009. Assuming the quarterly adjusted net income standard is met as set forth in each case above, the 2008 shares, and/ or the 2009 shares as the case may be will become vested on the date that the Compensation Committee certifies that the Company has met the applicable standard(s).

C. An award of 22,275 (adjusted to 44,550 units as a result of the June 2006 stock split) performance share units made to Mr. Norsworthy in February 2005.

The February 2005 performance share units represent an award for a designated performance period. Under the terms of the award, at the end of the performance period, all recipients except Mr. Norsworthy and Mr. Clifton are entitled to a number of shares of common stock equal to a percentage of the awarded units as determined by reference to the total shareholder return (the “TSR”) of the Company compared to the TSR of a select group of peer companies (the “Peer Group”). TSR includes both appreciation in share price during the performance period and the assumed reinvestment of any dividends declared into additional shares at the time dividends are paid. The amount of common stock payable (to recipients other than Mr. Norsworthy and Mr. Clifton) is an amount equal to the number of performance share units awarded multiplied by a “Performance Percentage” (which will be based upon the Company’s TSR ranking as compared to the ranking of the peer group) multiplied by the average share price for the final thirty-day trading period of the performance period (the “Share Price”). The “Performance Percentage” is determined in accordance with the following schedule:

Performance Schedule

Performance Percentage to be multiplied by units based upon the Company’s TSR versus the peer group

The Company’s TSR as Compared to	Performance Percentage (%) to be
The Peer Group TSR — Percentile Ranking	Multiplied by Units

35th percentile or less	0%
36th - 45th percentile	50%
46th - 55th percentile	75%
56th - 65th percentile	100%
65th - 75th percentile	150%
76th percentile and higher	200%

Mr. Norsworthy and Mr. Clifton are entitled to a cash payment equal to the value of the units as determined by reference to the TSR of the Company compared to the TSR (determined as set forth above) of the Peer Group. The amount payable to the recipient at the end of the period is determined by multiplying the number of units by a “performance percentage,” which may be from 0% to 200% depending upon the Company’s TSR ranking as compared to the Peer Group, further multiplied by the Share Price. Under the terms of the February 2005 performance share unit award, except in the case of early termination, the period for determining what percentage of the performance share units will be earned ends on December 31, 2007, with payment to be made as soon as reasonably practicable thereafter.

D. An award of 22,275 restricted shares (adjusted to 44,550 shares as a result of the June 2006 stock split) (with a performance standard) made to Mr. Norsworthy in February 2005.

Pursuant to the terms of the grant, except in the case of early termination, after December 31, 2007 (i) one-third of the restricted shares (the “2008 shares”) will vest if the Company’s quarterly adjusted net income per diluted share is at least $0.12 for any quarter between October 1, 2007 and December 31, 2010, (ii) one-third (the “2009 shares”) will vest if the Company’s quarterly adjusted net income per diluted share is at least $0.12 for any quarter between October 1, 2008 and December 31, 2010, and (iii) one-third (the “2010 shares”) will vest if the Company’s quarterly adjusted net income per diluted share is at least $0.12 for any quarter between October 1, 2009 and December 31, 2010. Assuming the quarterly adjusted net income standard is met as set forth in each case above, the 2008 shares, and/ or the 2009 shares and/or the 2010 shares as the case may be will become vested on the date that the Compensation Committee certifies that the Company has met the applicable standard(s).

E. An award of 10,465 performance share units (adjusted to 20,930 units as a result of the June 2006 stock split)made to Mr. Norsworthy in February 2006, which are described in footnote 3 to the Grants of Plan-Based Awards table above.

F. An award of 10,465 restricted shares (adjusted to 20,930 shares as a result of the June 2006 stock split) (with a performance standard) made to Mr. Norsworthy in February 2006, which are described in footnote 4 to the Grants of Plan-Based Awards table above.

(4)	Adjusted since the time of Mr. Clifton’s 4/4/06 stock option exercise disclosed in the Option Exercises and Stock Vested table below for a stock split on June 1, 2006.

(5)	Of the outstanding options reflected in the table for Mr. Clifton, 76,000 were granted on March 6, 1998 and 80,000 were granted on March 9, 2001 (adjusted for the two-for-one stock splits occurring in August 2004 and June 2006). See footnotes 1 and 2 above for information regarding vesting and expiration of options.

(6)	This number reflects the combined total of A, B, C, D, E and F below:

A. An award of 16,525 performance share units (adjusted to 66,100 units as a result of the August 2004 and June 2006 stock splits) made to Mr. Clifton in May 2004. Under the terms of the grant, all of these units were earned and settled in cash in January 2007.

B. An award of 16,525 restricted shares (adjusted to 66,100 units as a result of the August 2004 and June 2006 stock splits) (with a performance standard) made to Mr. Clifton in May 2004. See footnote 3(B) above for information regarding the terms of the May 2004 restricted share award.

C. An award of 18,450 performance share units (adjusted to 36,900 units as a result of the June 2006 stock split) made to Mr. Clifton in February 2005. See footnote 3(C) above for information regarding the terms of the February 2005 performance share unit award.

D. An award of 9,225 restricted shares (adjusted to 18,450 units as a result of the June 2006 stock split) (with a performance standard) made to Mr. Clifton in February 2005. See footnote 3(D) above for information regarding the terms of the February 2005 restricted share award.

E. An award of 7,849 performance share units (adjusted 15,698 units as a result of June 2006 stock split) made to Mr. Clifton in February 2006, which are described in footnote 3 to the Grants of Plan-Based Awards table above.

F. An award of 7,849 restricted shares (adjusted to 15,698 units as a result of the June 2006 stock split) (with a performance standard) made to Mr. Clifton in February 2006, which are described in footnote 4 to the Grants of Plan-Based Awards table above.

(7)	Adjusted since the time of Mr. Glancy’s 3/16/06 and 4/10/06 stock option exercises disclosed in the Option Exercise and Stock Vested table below for a stock split on June 1, 2006.

(8)	The options were granted on March 9, 2001. See footnotes 1 and 2 above for information regarding vesting and expiration of options.

(9)	This number reflects the combined total of A, B, C, D, E and F below:

A. An award of 2,375 performance share units (adjusted to 9,500 units as a result of the August 2004 and June 2006 stock splits) made to Mr. Glancy in May 2004. Under the terms of the grant, all of these units were earned and settled in cash in January 2007.

B. An award of 2,375 restricted shares (adjusted to 9,500 units as a result of the August 2004 and June 2006 stock splits) (with a performance standard) made to Mr. Glancy in May 2004. See footnote 3(B) above for information regarding the terms of the May 2004 restricted share award.

C. An award of 4,050 performance share units (adjusted to 8,100 units as a result of the June 2006 stock split) made to Mr. Glancy in February 2005. See footnote 3(C) above for information regarding the terms of the February 2005 performance share unit award.

D. An award of 4,050 restricted shares (adjusted to 8,100 units as a result of the June 2006 stock split) (with a performance standard) made to Mr. Glancy in February 2005. See footnote 3(D) above for information regarding the terms of the February 2005 restricted share award.

E. An award of 2,713 performance share units (adjusted to 5,426 units as a result of the June 2006 stock split) made to Mr. Glancy in February 2006, which are described in footnote 3 to the Grants of Plan-Based Awards table above.

F. An award of 2,713 restricted shares (adjusted to 5,426 units as a result of the June 2006 stock splits) (with a performance standard) made to Mr. Glancy in February 2006, which are described in footnote 4 to the Grants of Plan-Based Awards table above.

(10)	This number reflects the combined total of A and B below:

A. An award of 1,900 restricted shares (adjusted to 7,600 units as a result of the August 2004 and June 2006 stock splits) made to Mr. Lamp (without a performance standard) in May 2004. Pursuant to the terms of the grant, one-third of the restricted shares were fully vested and nonforfeitable in January 2007. Except in the case of early termination, after December 31, 2007 (i) another one-third of the restricted shares will vest, and (ii) the remaining one-third will vest after December 31, 2008.

B. An award of 2,000 restricted shares (adjusted to 4,000 units as a result of the June 2006 stock split) made to Mr. Lamp (without a performance standard) in February 2005. Except in the case of early termination, (i) one-third of the restricted shares will vest after December 31, 2007, (ii) one-third of the restricted shares will vest after December 31, 2008, and (iii) one-third of the restricted shares will vest after December 31, 2009.

(11)	This number reflects the combined total of A, B, C and D below:

A. An award of 1,900 performance share units (adjusted to 7,600 units as a result of the August 2004 and June 2006 stock splits) made to Mr. Lamp in May 2004. Under the terms of the grant, all of these units were earned and settled in cash in January 2007.

B. An award of 2,000 performance share units (adjusted to 4,000 units as a result of the June 2006 stock splits) made to Mr. Lamp in February 2005. See footnote 3(C) above for information regarding the terms of the February 2005 performance share unit award.

C. An award of 4,496 performance share units (adjusted to 8,992 units as a result of the June 2006 stock split) made to Mr. Lamp in February 2006, which are described in footnote 3 to the Grants of Plan-Based Awards table above.

D. An award of 4,496 restricted shares (adjusted to 8,992 units as a result of the June 2006 stock split) (with a performance standard) made to Mr. Lamp in February 2006, which are described in footnote 4 to the Grants of Plan-Based Awards table above.

(12)	Of the outstanding options reflected in the table for Mr. McDonnell, 160,000 were granted on August 14, 2000 and 80,000 were granted on March 9, 2001(adjusted for the two-for-one stock splits occurring in August 2004 and June 2006). See footnote 2 above for information regarding expiration of options.

(13)	This number reflects the combined total of A, B and C below:

A. An award of 2,200 (adjusted to 8,800 units as a result of the August 2004 and June 2006 stock splits) restricted shares (without a performance standard) made to Mr. McDonnell in May 2004. Pursuant to the terms of the grant, one-third of the restricted shares were fully vested and nonforfeitable in January 2007. Except in the case of early termination, after December 31, 2007 (i) another one-third of the restricted shares will vest, and (ii) the remaining one-third will vest after December 31, 2008.

B. An award of 1,800 restricted shares (adjusted to 3,600 units as a result of the June 2006 stock split) made to Mr. McDonnell (without a performance standard) in February 2005. Except in the case of early termination, (i) one-third of the restricted shares will vest after December 31, 2007, (ii) one-third of the restricted shares will vest after December 31, 2008, and (iii) one-third of the restricted shares will vest after December 31, 2009.

C. An award of 1,163 restricted shares (adjusted to 2,326 units as a result of the June 2006 stock split) made to Mr. McDonnell (without a performance standard) in February 2006. Pursuant to the terms of the grant, one-third of the restricted shares were fully vested and nonforfeitable after December 31, 2006. Except in the case of early termination, (i) another one-third of the restricted shares will vest after December 31, 2007, and (ii) the remaining one-third of the restricted shares will vest after December 31, 2008.

(14)	This number reflects the combined total of A, B and C below:

A. An award of 2,200 performance share units (adjusted to 8,800 units as a result of the August 2004 and June 2006 stock splits) made to Mr. McDonnell in May 2004. Under the terms of the grant, all of these units were earned and settled in cash in January 2007.

B. An award of 2,387 (adjusted to 4,774 units as a result of the June 2006 stock split) performance share units made to Mr. McDonnell in February 2005. See footnote 3(C) above for information regarding the terms of the February 2005 performance share unit award.

C. An award of 1,163 performance share units (adjusted to 2,326 units as a result of the June 2006 stock split) made to Mr. McDonnell in February 2006, which are described in footnote 3 to the Grants of Plan-Based Awards table above.

(15)	This number reflects the combined total of A and B below:

A. An award of 1,000 restricted shares (adjusted to 2,000 units as a result of the June 2006 stock split) (without a performance standard) made to Mr. Ridenour in February 2005. Except in the case of early termination, (i) one-third of the restricted shares will vest after December 31, 2007, (ii) one-third of the restricted shares will vest after December 31, 2008, and (iii) one-third of the restricted shares will vest after December 31, 2009.

B. An award of 1,357 restricted shares (adjusted to 2,714 units as a result of the June 2006 stock split) (without a performance standard) made to Mr. Ridenour in February 2006. Pursuant to the terms of the grant, one-third of the restricted shares were fully vested and nonforfeitable after December 31, 2006. Except in the case of early termination, (i) another one-third of the restricted shares will vest after December 31, 2007, and (ii) the remaining one-third of the restricted shares will vest after December 31, 2008.

(16)	This number reflects the combined total of A and B below:

A. An award of 2,000 (adjusted to 4,000 units as a result of the June 2006 stock split) performance share units made to Mr. Ridenour in February 2005. See footnote 3(C) above for information regarding the terms of the February 2005 performance share unit award.

B. An award of 1,357 performance share units (adjusted to 2,714 units as a result of the June 2006 stock split) made to Mr. Ridenour in February 2006, which are described in footnote 3 to the Grants of Plan-Based Awards table above.

(17)	The market value reflects a payment of the total number of restricted shares reflected in column (g) at the closing price of $51.40 on December 29, 2006 (the last trading day in 2006).

(18)	The market value reflects a payment of the total number of restricted shares and performance share units reflected in columns (g) and (i) at the closing price of $51.40 on December 29, 2006 (the last trading day in 2006).

(19)	The market value reflects a payment of the total number of performance share units reflected in column (i) at the closing price of $51.40 on December 29, 2006 (the last trading day in 2006).

Option Exercises and Stock Vested

The following table provides information for the Named Executive Officers on stock option exercises during 2006, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding or other income taxes. The exercise prices reported in the notes below are rounded, since prices can extend to four decimal points. The market prices reported below reflect the close prices on the respective exercise and vesting dates.

	Option Awards				Stock Awards
	Number of Shares		Value Realized		Number of Shares		Value Realized
	Acquired on Exercise		Upon Exercise		Acquired on Vesting		Upon Vesting
Name	(#)		($)		(#)		($)

Lamar Norsworthy Chairman of the Board*	192,000	(1)	$10,800,232	(1)	14,000	(4)	$824,180	(4)
Matthew P. Clifton Chief Executive Officer*	20,000	(2)	$487,060	(2)	14,000	(5)	$824,180	(5)
W. John Glancy Senior Vice President and General Counsel	67,000	(3)	$3,736,980	(3)	1,750	(6)	$103,023	(6)
David L. Lamp Executive Vice President, Refining and Marketing	n/a		n/a		n/a		n/a
Stephen J. McDonnell Vice President and Chief Financial Officer	n/a		n/a		1,000	(7)	$58,870	(7)
P. Dean Ridenour Vice President and Chief Accounting Officer	n/a		n/a		n/a		n/a

*	Mr. Norsworthy served as Chairman of the Board until April 5, 2007. The Board elected Mr. Clifton to the additional office of Chairman of the Board on April 5, 2007.

(1)	Mr. Norsworthy exercised (a) 50,000 stock options on February 24, 2006, with an exercise price of $5.95 and stock price of $60.54; (b) 47,600 stock options on February 27, 2006 with an exercise price of $5.95 and stock price of $59.93; (c) 50,000 stock options on March 1, 2006 with an exercise price of $5.95 and market price of $60.83; and (d) 44,400 stock options on March 2, 2006 with an exercise price of $5.95 and market price of $62.31. The number of options and exercise prices described here are not adjusted for the stock split that occurred subsequent to the exercises, in June 2006.

(2)	Mr. Clifton exercised (a) 7,000 stock options on April 4, 2006, with an exercise price of $6.69 and stock price of $76.27 and (b) 13,000 stock options on April 4, 2006 with an exercise price of $4.31 and stock price of $76.27. The number of options and exercise prices described here are not adjusted for the stock split that occurred subsequent to the exercises, on June 1, 2006.

(3)	Mr. Glancy exercised (a) 6,400 stock options on March 16, 2006, with an exercise price of $4.31 and stock price of $67.45; (b) 8,600 stock options on March 16, 2006, with an exercise price of $5.95 and stock price of $67.45; (c) 12,000 stock options on April 10, 2006, with an exercise price of $5.95 and stock price of 79.95; (d) 20,000 stock options on June 30, 2006, with an exercise price of $2.98 and stock price of $48.20; and (e) 20,000 stock options on August 7, 2006, with an exercise price of $2.98 and stock price of $53.55. The number of options and exercise prices described in (a), (b) and (c) are not adjusted for the stock split that occurred subsequent to such exercises, on June 1, 2006.

(4)	Mr. Norsworthy was granted 28,000 restricted shares on February 19, 2004, which amount was adjusted to 56,000 restricted shares as a result of the two-for-one stock split occurring on August 30, 2004. Under the terms of the grant, 28,000 shares vested in February 2005. The remaining amount of 28,000 shares was adjusted to 56,000 restricted shares as a result of the two-for-one stock split occurring on June 1, 2006. The remaining 56,000 shares vested on February 9, 2006 (following the Compensation Committee’s certification of the applicable performance standard), when the market price of the Company’s stock was $64.50.

(5)	Mr. Clifton was granted 28,000 restricted shares on February 19, 2004, which amount was adjusted to 56,000 restricted shares as a result of the two-for-one stock split occurring on August 30, 2004. Under the terms of the grant, 28,000 shares vested in February 2005. The remaining amount of 28,000 shares was adjusted to 56,000 restricted shares as a result of the two-for-one stock split occurring on June 1, 2006. The remaining 56,000 shares vested on February 9, 2006 (following the Compensation Committee’s certification of the applicable performance standard), when the market price of the Company’s stock was $64.50.

(6)	Mr. Glancy was granted 3,500 restricted shares on February 19, 2004, which amount was adjusted to 7,000 restricted shares as a result of the two-for-one stock split occurring on August 30, 2004. Under the terms of the grant, 3,500 shares vested in February 2005. The remaining amount of 3,500 shares was adjusted to 7,000 restricted shares as a result of the two-for-one stock split occurring on June 1, 2006. The remaining 7,000 shares vested on February 9, 2006 (following the Compensation Committee’s certification of the applicable performance standard), when the market price of the Company’s stock was $64.50.

(7)	Mr. McDonnell was granted 2,000 restricted shares on February 19, 2004, which amount was adjusted to 4,000 restricted shares as a result of the two-for-one stock split occurring on August 30, 2004. Under the terms of the grant, 2,000 shares vested in February 2005. The remaining amount of 2,000 shares was adjusted to 4,000 restricted shares as a result of the two-for-one stock split occurring on June 1, 2006. The remaining 4,000 shares vested on January 1, 2006, when the market price of Holly’s stock was $58.87.

Pension Benefits

In 2006, the Named Executive Officers were eligible to begin earning benefits under the Holly Retirement Plan (the “Qualified Retirement Plan”) after one year of service, with service credited from the executive’s date of employment. The Qualified Retirement Plan provides a defined benefit to participants generally following their retirement. The compensation covered by the Qualified Retirement Plan is the average combined annual salary (and any quarterly bonuses, as applicable) compensation during the highest consecutive 36-month period of employment for each employee (“Plan Compensation”). No quarterly bonuses were provided to the Named Executive Officers in 2006.

Under the Qualified Retirement Plan, subject to certain age and length-of-service requirements, a participant upon normal retirement is entitled to a life annuity with yearly pension payments equal to 1.6% of the participant’s average annual Plan Compensation multiplied by the participant’s total credited years of service, less 1.5% of primary Social Security benefits multiplied by the participant’s credited years of service (but not to exceed 45% of such Social Security benefits). In addition, a participant who (i) has attained age 50 and completed at least 10 years of service (“early retirement”), or (ii) has attained age 55 and completed at least 5 years of service (“deferred vested”), may elect to terminate employment and begin receiving benefits under the Qualified Retirement Plan. If such a participant begins receiving benefits under the Qualified Retirement Plan on or after the date the participant attains age 60 but before he reaches age 62, such benefits will be reduced by 1/12th of 2 1/2% for each full month that such benefits begin before age 62. If benefits begin before age 60, the participant’s Qualified Retirement Plan benefits will be reduced by 1/12th of 5% for each full month that such benefits begin before age 60. Mr. Ridenour is eligible to elect normal retirement under the Qualified Retirement Plan and Messrs. Norsworthy and Clifton are eligible to elect early retirement under the Qualified Retirement Plan. In addition, Mr.Glancy and Mr. McDonnell are eligible to elect accelerated payment of their deferred vested benefit under the Qualified Retirement Plan.

The normal form of benefits under the Qualified Retirement Plan is a life annuity or, if a participant is married, a qualified joint and survivor annuity (unless properly waived). The Qualified Retirement Plan also permits participants to elect to receive their benefits in the form of a single life annuity for a 5- or 10-year term certain, a reduced pension for the joint lives of the participant and a co-annuitant (with a 100%, 66.66%, or 50% survivor percentage) or a lump sum. If the participant dies before his Qualified Retirement Plan benefits have commenced, his surviving spouse will be entitled to a benefit for life equal to the amount that would have been paid as a survivor benefit under the 100% joint and survivor annuity option. If the participant is not married on the date of his death or waived the surviving spouse benefit, such benefit will be paid to his beneficiary in the form of monthly payments for life or a term certain or in the form of a lump sum, as elected by the beneficiary.

Benefits up to limits set by the Tax Code are funded by Holly’s contributions to the Qualified Retirement Plan, with the annual contribution amounts determined on an actuarial basis. In 2006, the Tax Code limited the annual benefit that could be paid from the Qualified Retirement Plan to $175,000 per year (subject to increases for future years based on price level changes) and limited the compensation that could be taken into account in computing such benefit to $220,000 per year (subject to certain upward adjustments for future years).

Effective from the 1995 fiscal year, the Company also had in place the Holly Corporation Retirement Restoration Plan (the “Retirement Restoration Plan”) that provides additional payments from the Company so that total retirement benefits for specified executives will be maintained at the levels provided in the Qualified Retirement Plan before the application of the limitations of the Tax Code. Specifically, the amount of benefit payable under the Retirement Restoration Plan is the participant’s benefit payable in the form of a life annuity calculated under the Qualified Retirement Plan without regard to the Tax Code limit less the amount of the Qualified Retirement Plan benefit that can be paid under the Qualified Retirement Plan after application of the Tax Code limits. Benefits under the Retirement Restoration Plan are generally payable at the same time as the participant’s benefits under the Qualified Retirement Plan.

In the event of a change of control of the Company (as defined in the Retirement Restoration Plan) each participant’s (or surviving spouse’s or beneficiary’s) benefit under the Retirement Restoration Plan will be paid immediately after such change of control in the form of an annuity contract issued by a legal reserve life insurance company and a cash payment. The annuity contract will be for an amount equal to the benefits otherwise due the recipient under the Retirement Restoration Plan reduced by the amount of the cash payment, which will equal the reasonable estimate of the federal income tax liability resulting from the annuity contract and the payment.

Pension Benefits Table

		Number of Years	Present Value of		Payments During
Name	Plan Name	Credited Service	Accumulated Benefit		Last Fiscal Year
(a)	(b)	(#) (c) (1)	($) (d) (2)		($) (e)

Lamar Norsworthy	Retirement Plan	35.67	$1,209,720
Chairman of the Board*	Retirement Restoration Plan	35.67	$2,496,304	(3)	0
Matthew P. Clifton	Retirement Plan	26.17	$649,307
Chief Executive Officer*	Retirement Restoration Plan	26.17	$1,131,290	(4)	0
W. John Glancy	Retirement Plan	7.75	$267,769
Senior Vice President and General Counsel	Retirement Restoration Plan	7.75	$78,248	(5)	0
David L. Lamp	Retirement Plan	3.00	$51,315
Executive Vice President, Refining and Marketing	Retirement Restoration Plan	3.00	$11,638		0
Stephen J. McDonnell	Retirement Plan	6.33	$161,323
Vice President and Chief Financial Officer	Retirement Restoration Plan	6.33	$23,590	(6)	0
P. Dean Ridenour	Retirement Plan	2.33	$79,710
Vice President and Chief Accounting Officer	Retirement Restoration Plan	2.33	$7,930	(7)	0

*	Mr. Norsworthy served as Chairman of the Board until April 5, 2007. The Board elected Mr. Clifton to the additional office of Chairman of the Board on April 5, 2007.

(1)	The Company does not have a policy with respect to granting extra years of credited service under the Qualified Retirement Plan or Retirement Restoration Plan. Accordingly, none of the Named Executive Officers has been credited with years in excess of his actual years of service with the Company.

(2)	Computed as of December 31, 2006, the same pension measurement date used for financial statement reporting purposes with respect to our financial statements for the year ended December 31, 2006 included on our annual report on Form 10-k filed with the SEC on March 1, 2007.

(3)	Since Mr. Norsworthy is over age 50 and has more than 10 years of service, he is eligible for early retirement on December 31, 2006. His early retirement benefits payable beginning January 1, 2007 are estimated to be

$8,837 per month payable for his lifetime or $1,437,700 payable as a lump sum from the Qualified Retirement Plan and $18,236 per month payable for his lifetime or $2,966,800 payable as a lump sum from the Retirement Restoration Plan.

(4)	Since Mr. Clifton is over age 50 and has more than 10 years of service, he is eligible for early retirement on December 31, 2006. His early retirement benefits payable beginning January 1, 2007 are estimated to be $4,757 per month payable for his lifetime or $856,400 payable as a lump sum from the Qualified Retirement Plan and $8,288 per month payable for his lifetime or $1,492,100 payable as a lump sum from the Retirement Restoration Plan.

(5)	Since Mr. Glancy is over age 55 and has more than 5 years of service, he is eligible for accelerated commencement on December 31, 2006. His benefits payable beginning January 1, 2007 are estimated to be $1,961 per month payable for his lifetime or $280,500 payable as a lump sum from the Qualified Retirement Plan and $573 per month payable for his lifetime or $82,000 payable as a lump sum from the Retirement Restoration Plan.

(6)	Since Mr. McDonnell is over age 55 and has more than 5 years of service, he is eligible for accelerated commencement on December 31, 2006. His benefits payable beginning January 1, 2007 are estimated to be $1,189 per month payable for his lifetime or $143,500 payable as a lump sum from the Qualified Retirement Plan and $174 per month payable for his lifetime or $21,000 payable as a lump sum from the Retirement Restoration Plan.

(7)	Since Mr. Ridenour is over age 65, he is eligible for normal retirement on December 31, 2006. His benefits payable beginning January 1, 2007 are estimated to be $588 per month payable for his lifetime or $85,100 payable as a lump sum from the Qualified Retirement Plan and $59 per month payable for his lifetime or $8,500 payable as a lump sum from the Retirement Restoration Plan.

Severance and Change-in-Control Arrangements

Under the terms of the long-term incentive equity awards described above, if, within 60 days prior to or at any time after a Change in Control (as defined in the applicable award agreements), (i) a Named Executive Officer’s employment is terminated by the Company, other than for cause (as defined in the applicable award agreement), or (ii) he resigns within 90 days after an Adverse Change (as defined in the applicable award agreement) has occurred, then all restrictions on the award will lapse, the restricted shares or performance units subject to the award will become vested and Common Stock or a cash payment in the case of certain performance share unit awards will be delivered to the Named Executive Officer as soon as practicable.

In the event of a Named Executive Officer’s (i) death, (ii) total and permanent disability (as determined by a committee of the Company (the “Committee”)), (iii) retirement after attaining age 62 or an earlier retirement age approved by the Compensation Committee, and/or (iv) separation from employment for any reason other than voluntary termination or cause (as defined in the applicable award agreement), certain of the restricted share and performance unit agreements provide that the Named Executive Officer will forfeit a number of restricted shares or performance units equal to (A) the number of restricted shares or performance units awarded, multiplied by (B) the percentage specified in the applicable award agreement. After that number of restricted shares or performance units is forfeited, any shares or performance units that remain unvested will become immediately vested. The Compensation Committee also has discretion in the case of death, disability or retirement to fully vest restricted shares and performance share units.

The effect of a Named Executive Officer’s (i) termination in connection with a Change in Control occurring on December 31, 2006 and (ii) death, disability, retirement or other separation occurring on December 31, 2006, on his outstanding equity awards is reflected as follows:

			Market Value of
			Restricted Shares		Market Value of
			(with a performance		Only Restricted
	Market Value of		standard) and		Shares Vesting on
	Restricted Shares		Performance Units		death, disability,
	Vesting on a Change		Vesting on a Change		retirement or other
Name	in Control		in Control		termination

Lamar Norsworthy	n/a		$20,719,340	(1)	$7,467,392	(10)
Chairman of the Board*
Matthew P. Clifton	n/a		$16,003,133	(2)	$5,152,747	(10)
Chief Executive Officer*
W. John Glancy	n/a		$2,324,051	(3)	$1,183,536	(10)
Senior Vice President and General Counsel
David L. Lamp	$1,058,428	(4)	$1,782,963	(5)	$1,058,429	(10)
Executive Vice President, Refining and Marketing
Stephen J. McDonnell	$756,916	(6)	$1,452,050	(7)	$756,916	(10)
Vice President, Chief Financial Officer
P. Dean Ridenour	$242,300	(8)	$517,650	(9)	$242,300	(10)
Vice President, Chief Accounting Officer

*	Mr. Norsworthy served as Chairman of the Board until April 5, 2007. The Board elected Mr. Clifton to the additional office of Chairman of the Board on April 5, 2007.

(1)	Based upon the following assumptions: (i) payment of 200% of the performance share units described in footnote (3)A to the Outstanding Equity Awards at Fiscal Year End Table (the “Outstanding Equity Table”), (ii) payment of 150% of the performance share units described in footnote (3)C to the Outstanding Equity Table, (iii) payment of 150% of the performance share units described in footnote (3)(E) to the Outstanding Equity Table, and (iv) payment of all of the restricted shares described in footnotes (3)B, D, and F to the Outstanding Equity Table, all as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006 (the last trading day in 2006).

(2)	Based upon the following assumptions: (i) payment of 200% of the performance share units described in footnote (6)A to the Outstanding Equity Table, (ii) payment of 150% of the performance share units described in footnote (6)C to the Outstanding Equity Table, (iii) payment of 150% of the performance share units described in footnote (6)E to the Outstanding Equity Table, and (iv) payment of all of the restricted shares described in footnotes (6)B, D, and F to the Outstanding Equity Table, all as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(3)	Based upon the following assumptions: (i) payment of 200% of the performance share units described in footnote (9)A to the Outstanding Equity Table, (ii) payment of 150% of the performance share units described in footnote (9)C to the Outstanding Equity Table, (iii) payment of 150% of the performance share units described in footnote (9)(E) to the Outstanding Equity Table, and (iv) payment of all of the restricted shares described in footnotes (9)B, D, and F to the Outstanding Equity Table, all as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(4)	Based upon the following assumptions: payment of all of the restricted shares described in footnotes (10)A , (10)B and (11)D to the Outstanding Equity Table, all as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(5)	Based upon the following assumptions: (i) payment of 200% of the performance share units described in footnote (11)A to the Outstanding Equity Table, (ii) payment of 150% of the performance share units described in footnote (11)B to the Outstanding Equity Table, and (iii) payment of 150% of the performance share units described in footnote (11)(C) to the Outstanding Equity Table, all as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(6)	Based upon the following assumptions: payment of all of the restricted shares described in footnotes (13)A, B and C to the Outstanding Equity Table, as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(7)	Based upon the following assumptions: (i) payment of 200% of the performance share units described in footnote (14)A to the Outstanding Equity Table, (ii) payment of 150% of the performance share units described in footnote (14)B to the Outstanding Equity Table, and (iii) payment of 150% of the performance share units described in footnote (14)C to the Outstanding Equity Table, all as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(8)	Based upon the following assumptions: payment of all of the restricted shares described in footnotes (15)A and B to the Outstanding Equity Table, as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(9)	Based upon the following assumptions: (i) payment of 150% of the performance share units described in footnote 16A to the Outstanding Equity Table, and (ii) payment of 150% of the performance share units described in footnote 16B to the Outstanding Equity Table, all as provided for under the terms of the long-term incentive equity agreements governing the awards, at the closing price of $51.40 on December 29, 2006.

(10)	An accurate total valuation cannot be provided at this time, given the unknown potential value of the performance share units. The number shown reflects a value only for the outstanding, unvested restricted shares as of December 31, 2006 and is based on the following assumptions: (i) the Compensation Committee’s exercise of its discretion on December 31, 2006 to vest all of the outstanding shares granted under the applicable awards and (ii) the closing price of $51.40 on December 29, 2006.

The value of an annuity contract purchased and the estimated cash payment that would be made to each Named Executive Officer under the Retirement Restoration Plan in the event of a change change of control of the Company (as defined in the Retirement Restoration Plan) on December 31, 2006, are set forth below. As discussed under the section of this proxy statement entitled “Pension Benefits Table,” each of the Named Executive Officers would have had purchased on his behalf an annuity contract that provides for the Retirement Restoration Plan benefits the participant would have received if he had terminated employment on December 31, 2006, the amount of which benefits is disclosed in the Pension Benefits Table contained in this proxy statement, less a cash payment representing a reasonable estimate of the federal income tax liability associated with the annuity contract and the cash payment.

	Retirement Restoration Plan	Retirement Restoration Plan
Name	Annuity Contract	Cash Payment(1)	Total Cost to Company

Lamar Norsworthy	$1,316,800	$1,179,504	$2,496,304
Matthew P. Clifton	$596,755	$534,535	$1,131,290
W. John Glancy	$41,276	$36,972	$78,248
David L. Lamp	$6,139	$5,499	$11,638
Stephen J. McDonnell	$12,444	$11,146	$23,590
P. Dean Ridenour	$4,183	$3,747	$7,930

(1)	The estimated federal income tax liability for each Named Executive Officer is calculated above using the highest 2006 marginal federal income tax rates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of the Board during the year ending December 31, 2006 were Messrs. Berry (Chairman), Matthews and McKenzie. None of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the year ending December 31, 2006. No executive officer of the Company served as a member of the compensation committee of another entity that had an executive officer serving as a member of the Board or the Compensation Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2006 and has discussed with representatives of Ernst & Young LLP, the Company’s independent auditors for the year ended December 31, 2006, the matters required to be discussed by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with representatives of Ernst & Young LLP the independence of Ernst & Young LLP. The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence. Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2006 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

Audit Committee of the Board of Directors

Robert G. McKenzie, Chairman	Buford P. Berry Thomas K. Matthews, II Paul T. Stoffel

The Audit Committee Report will not be deemed proxy soliciting material and will not be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such report by reference.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of the Company has selected Ernst & Young LLP, an independent registered public accounting firm, to audit the books, records and accounts of the Company and its consolidated subsidiaries for the 2007 calendar year. Ernst & Young LLP has conducted such audits since 1977. It is expected that a representative of such firm will be present in person or by conference telephone at the Annual Meeting, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

EQUITY COMPENSATION PLAN TABLE

The following table summarizes information about our long-term incentive compensation plan as of December 31, 2006:

Number of Shares to
be Issued Upon
	Exercise of	Weighted-average	Number of Shares
	Outstanding	Exercise Price of	Remaining Available for
	Options, Warrants	Outstanding Options,	Future Issuance Under
	and Rights	Warrants and Rights	Equity Compensation Plans

Equity compensation plans approved by stockholders	1,576,800	$2.25	3,047,278
Equity compensation plans not approved by stockholders	—	—	—

Total	1,576,800		3,047,278

For more information about our Long-Term Incentive Compensation Plan, see information provided under the heading “Long-Term Incentive Equity Compensation” in the Compensation Discussion and Analysis section of this Proxy Statement.

AUDIT FEES

The following table sets forth the fees paid to Ernst & Young LLP for services provided during 2006 and 2005. 100% of the fees paid were approved by the Audit Committee:

	2006	2005

Audit Fees(1)	$1,159,000	$1,142,000
Audit-Related Fees(2)	$48,000	$45,000
Tax Fees(3)	$563,000	$690,000
All Other Fees	—	—

Total	$1,770,000	$1,877,000

(1)	Represents fees for professional services provided in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, review of the Company’s quarterly financial statements and audits performed as part of registration statement filings of the Company and its affiliates.

(2)	Represents fees for professional services in connection with the Company’s benefit plans.

(3)	Represents fees for professional services in connection with tax compliance and planning. Includes $401,000 and $373,000 for tax services provided to HEP in the years ended December 31, 2006 and 2005, respectively, as tax services are among the administrative services that the Company provides to HEP under the Omnibus Agreement.

The Company has adopted a policy whereby the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor to assure that performing such services does not impair the auditor’s independence. The Audit Committee has approved a policy whereby it may delegate its pre-approval authority, up to $75,000, to one or more of the Audit Committee’s members or to the Company’s Chief Accounting Officer, and any decisions made under such delegation are required to be reported to the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Specific Transactions

From the beginning of 2006 until October 2006, Lamar Norsworthy, who was Chairman of the Board of the Company until April 5, 2007, jointly owned with the Company a Dassault/Sud Fan Jet Falcon 20E-S (the “Falcon 20E”), which Mr. Norsworthy operated for personal use and for Company business travel. From the beginning of 2006 until the time the aircraft was sold in October, the aircraft was owned 50% by Mr. Norsworthy and 50% by the Company. Mr. Norsworthy and the Company sold the Falcon 20E for $4,537,500 and divided the net proceeds in accordance with their 50% ownership percentages in the aircraft. This arrangement had been pre-reviewed and approved by the Audit Committee. In February 2006, Mr. Norsworthy and the Company entered into an agreement to purchase an aircraft to replace the Falcon 20E. The purchase price of the new aircraft, a Dassault-Breguet Falcon 50 (the “Falcon 50”), was $7,887,500. Mr. Norsworthy paid 60% of the purchase price and the Company paid 40%. Mr. Norsworthy and the Company agreed to jointly own and operate the Falcon 50 upon terms substantially similar to the joint ownership of the Falcon 20E. The allocation of the purchase price for the Falcon 50 was reviewed in advance of the purchase by the Audit Committee and was considered fair to the Company in the judgment of the Audit Committee, given the expected relative use of the aircraft by each of Mr. Norsworthy and the Company. During 2006, Mr. Norsworthy and the Company shared all fixed costs and capital expenses associated with both aircraft according to the ownership percentage of Mr. Norsworthy and the Company from time to time. All variable costs incurred were paid directly by the respective user, depending upon whether the aircraft was operated for Mr. Norsworthy’s personal use or for Company business. During 2006, the Falcon 50 was operated for a total of

581.81 hours of which 80.9 were for Mr. Norsworthy’s personal use and 500.91 were for Company business travel. During 2006, the Falcon 20E was operated for a total of 264.49 hours of which 15.19 were for Mr. Norsworthy’s personal use and 249.3 were for Company business travel. During 2006, the jointly-owned aircraft were operated 19% of the time for Mr. Norsworthy’s personal use and 81% for Company business travel.

In 1999, Jack P. Reid and William J. Gray retired from service as officers and full-time employees of the Company. In consequence of their retirements, Mr. Reid and Mr. Gray began to receive monthly payments, as computed by the firm serving as the Company’s actuary at that time, from the Qualified Retirement Plan and the Retirement Restoration Plan in amounts believed to be amounts required under the terms of such Plans. In 2005, the Company became aware that there appeared to be errors in the calculations used to compute the payments made to Mr. Reid and Mr. Gray under these plans. After reviewing the terms of the plans and consulting with actuaries, the Company determined that, in the case of Mr. Reid, amounts in excess of the amounts due under the terms of both the Qualified Retirement Plan and the Retirement Restoration Plan had been paid and that in the case of Mr. Gray the total of amounts paid under both plans was correct but that excess amounts had been paid from the Qualified Retirement Plan and insufficient amounts had been paid from the Retirement Restoration Plan. Following analysis of alternative courses of action with respect to this matter, the Company has taken the steps described below. The amounts of approximately $88,000 with respect to excess payments from the Qualified Retirement Plan from 1999 through April 2007 to Mr. Reid and approximately $106,000 with respect to excess payments from the Qualified Retirement Plan to Mr. Gray from 1999 through April 2007 have been paid by the Company to the Qualified Retirement Plan and monthly payments in corrected amounts from the Qualified Retirement Plan to Mr. Reid and Mr. Gray are scheduled to be made beginning in May 2007. Monthly correction for payments from the Qualified Retirement Plan in the form of reductions to the monthly payments will commence in May 2007. In addition, the Company, authorized by the Compensation Committee, has entered into an agreement to reduce the monthly payment to Mr. Reid from the Retirement Restoration Plan beginning in May 2007. The Compensation Committee further determined (based on the facts that Mr. Reid had made good faith elections on the basis of erroneous advice from the Company and the Company’s actuaries in 1999 and that the Company and its actuaries had made computational errors as to the payments due to Mr. Reid under the Qualified Retirement Plan and the Retirement Restoration Plan) that the Company should not seek to require a refund of the excess payments received by Mr. Reid from 1999 through April 2007. The present value of the total excess payments under the Qualified Retirement Plan and the Retirement Restoration Plan received by Mr. Reid for this period has been computed by the Company’s actuaries to be approximately $287,000. With respect to payments to Mr. Gray from the Retirement Restoration Plan, effective for payments made after April 2007 the Company is increasing the monthly payment to Mr. Gray in an amount equal to the amount of the decrease in the monthly payments from the Qualified Retirement Plan beginning in May 2007. No repayment from Mr. Gray with respect to past payments to Mr. Gray has been considered because the aggregate of the amounts paid from the Qualified Retirement Plan and the Retirement Restoration Plan for each month from 1999 through April 2007 was the correct total amount and only the allocation between the two plans required correction, which has been accomplished by the Company’s contribution to the Qualified Retirement Plan as described above.

At the time Mr. Reid and Mr. Gray retired from full-time employment with the Company in 1999, the Qualified Retirement Plan and the Retirement Restoration Plan did not permit non-bargained participants in the Plans to elect lump-sum distributions from the Qualified Retirement Plan and the Retirement Restoration Plan Such election is currently available to all employees because of a change in the Qualified Retirement Plan made in 2000. By action of the Board, with Mr. Reid and Mr. Gray abstaining, the Company has amended the Retirement Restoration Plan effective January 1, 2007 to permit all participants in the Retirement Restoration Plan who were not previously permitted to make a lump-sum election with respect to the Qualified Retirement Plan that would have resulted in a lump-sum distribution from the Retirement Restoration Plan to make an election by the end of June 2007 to receive a lump-sum distribution from the Retirement Restoration Plan in lieu of amounts payable under the Retirement Restoration Plan after 2007. If such election is made in a particular case, the amount of the lump-sum distribution will be based on interest rates and actuarial tables in effect as of June 2007 and such lump-sum amount will be paid in January 2008 even if the participant dies after making the election but before January 1, 2008. The only persons affected by this amendment are Mr. Reid, Mr. Gray, and a former spouse of Lamar Norsworthy. The amounts payable to Mr. Reid and Mr. Gray if a lump sum election is made would be approximately $1,020,000 in the case of Mr. Reid and approximately $325,000 in the case of Mr. Gray.

M. Neale Hickerson, who is employed by the Company as Vice President, Investor Relations, is the son of Marcus R. Hickerson, a director of the Company. Neale Hickerson was paid compensation in the amount of $269,459 for services rendered during 2006.

Michael P. Clifton, who is employed by the Company as a manager of supply and business development for the Company’s asphalt operations, is the son of Matthew P. Clifton, the Chairman of the Board and Chief Executive Officer and a director of the Company. Michael Clifton was paid compensation in the amount of $179,769 for services rendered during Calendar 2006.

Review, Approval or Ratification of Transactions with Related Persons

The disclosure, review and approval of any transactions between the Company and related persons is governed by the Code of Ethics, which provides guidelines for disclosure, review and approval of any transaction that creates a conflict of interest between the Company and its employees, officers or directors and members of their immediate family. Conflict of interest transactions may be authorized if they are found to be in the best interest of the Company based on all relevant facts. Pursuant to the Code of Ethics, conflicts of interest are to be disclosed to and reviewed by a superior employee to the related person who does not have a conflict of interest, and additionally, if more than trivial size, by the superior of the reviewing person. Conflicts of interest involving directors are reviewed by the full Board or by a committee of the Board on which the director does not serve. Related party transactions required to be disclosed in the Company’s SEC reports are reported through its disclosure controls and procedures.

There are no transactions disclosed in this Proxy Statement entered into since January 1, 2006 that were not required to be reviewed, ratified or approved pursuant to the Code of Ethics or with respect to which the Company’s policies and procedures with respect to conflicts of interest were not followed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of its shares of Common Stock to file with the Commission and the New York Stock Exchange initial reports of ownership of shares of Common Stock and reports of changes in such ownership. The Commission’s rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based on a review of these reports, other information available to the Company, and written representations from reporting persons that no other reports were required, all such reports concerning beneficial ownership were filed in a timely manner by reporting persons.

ADDITIONAL INFORMATION

Stockholder Proposals

Proposals of stockholders to be considered for presentation at the Company’s 2008 Annual Meeting should be received by the Company by December 27, 2007, in order to be considered for inclusion in the proxy statement for that meeting. Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, the Company management will have discretionary authority to vote on any matter of which the Company does not receive notice by March 10, 2008 with respect to proxies submitted for the Company’s 2008 Annual Meeting.

Other Matters

The Board of the Company does not know of any other matters to be acted upon at the meeting. However, if any other matter properly comes before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

Financial Statements Available

A copy of the Company’s 2006 Annual Report containing the audited consolidated balance sheet at December 31, 2006, and the related consolidated statements of income, cash flows, stockholders’ equity and comprehensive income for the year ended December 31, 2006, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

Voting Via the Internet or By Telephone

If you have shares registered directly with the Company’s transfer agent, you may choose to vote those shares via the Internet or by telephone. Specific instructions for registered stockholders interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. If you hold shares with a broker or bank, you may also be eligible to vote via the Internet or by telephone if your broker or bank participates in the proxy voting program provided by ADP Investor Communication Services. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions.

Votes submitted via the Internet or by telephone must be received by the transfer agent by 11:59 p.m., Eastern Daylight Time, on May 23, 2007. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Counsel has advised the Company that the Internet voting procedures that have been made available are consistent with the requirements of applicable law. A stockholder voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

ERIN McKOOL
Secretary

Appendix A

TEXT OF PROPOSED AMENDMENT
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
HOLLY CORPORATION

The Board of Directors of the Corporation proposes an amendment to the Restated Certificate of Incorporation of the Corporation to amend the first paragraph of ARTICLE FOURTH to read as follows:

ARTICLE FOURTH:  The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Sixty One Million (161,000,000) shares, of which One Million (1,000,000) shares of the par value of One Dollar ($1.00) each, amounting in the aggregate to One Million Dollars ($1,000,000), shall be Preferred Stock, and of which One Hundred Sixty Million (160,000,000) shares of the par value of One Cent ($.01) each, amounting in the aggregate to One Million Six Hundred Thousand Dollars ($1,600,000), shall be Common Stock.

A-1

Appendix B

TEXT OF PROPOSED AMENDMENT
TO
HOLLY CORPORATION
LONG-TERM INCENTIVE COMPENSATION PLAN

The Board of Directors of the Corporation proposes an amendment to the Holly Corporation Long-Term Incentive Compensation Plan to amend Section 8(b)(ii) to read as follows:

Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Covered Employee: (A) earnings per share; (B) increase in revenues; (C) increase in cash flow; (D) increase in cash flow return; (E) return on net assets; (F) return on assets; (G) return on investment; (H) return on capital; (I) return on equity; (J) economic value added; (K) gross margin; (L) net income; (M) pretax earnings; (N) pretax earnings before interest, depreciation and amortization; (O) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (P) operating income; (Q) total stockholder return; (R) debt reduction; (S) net profit margin; and (T) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

B-1

Appendix C

HOLLY CORPORATION

LONG-TERM INCENTIVE COMPENSATION PLAN

(As proposed to be amended in accordance with Proposal Three)

(Formerly designated the Holly Corporation 2000 Stock Option Plan)

1.	Purpose		C-3
2.	Definitions		C-3
3.	Administration		C-4
	(a)	Authority of the Committee	C-4
	(b)	Manner of Exercise of Committee Authority	C-5
	(c)	Limitation of Liability	C-5
4.	Shares Subject to Plan		C-6
	(a)	Overall Number of Shares Available for Delivery	C-6
	(b)	Application of Limitation to Grants of Awards	C-6
	(c)	Availability of Shares Not Delivered under Awards	C-6
	(d)	Shares Offered	C-6
5.	Eligibility; Per Person Award Limitations		C-6
6.	Options, Restricted Stock and Bonus Stock		C-6
	(a)	Options	C-6
	(b)	Restricted Stock Awards	C-7
	(c)	Bonus Stock Awards	C-8
	(d)	Performance Goals	C-8
7.	Stock Appreciation Rights and Phantom Stock		C-8
	(a)	Stock Appreciation Rights	C-8
	(b)	Phantom Stock Awards	C-8
	(c)	Performance Goals	C-9
8.	Performance Awards		C-9
	(a)	Performance Awards	C-9
	(b)	Performance Goals	C-9
9.	Certain Provisions Applicable to All Awards		C-10
	(a)	General	C-10
	(b)	Stand-Alone, Additional, Tandem, and Substitute Awards	C-10
	(c)	Term of Awards	C-11
	(d)	Form and Timing of Payment under Awards; Deferrals	C-11
	(e)	Exemptions from Section 16(b) Liability	C-11
10.	General Provisions		C-11
	(a)	Company’s Right to Terminate or Modify Awards in Certain Circumstances	C-11
	(b)	No Limitation on Other Company Transactions	C-11
	(c)	Dilution or Other Adjustments	C-11
	(d)	Transferability	C-12
	(e)	Taxes	C-13
	(f)	Changes to the Plan and Awards	C-13
	(g)	Limitation on Rights Conferred under Plan	C-13
	(h)	Nonexclusivity of the Plan	C-13
	(i)	Payments in the Event of Forfeitures; Fractional Shares; Share Allotments	C-13
	(j)	Severability	C-14
	(k)	Governing Law	C-14
	(l)	Conditions to Delivery of Shares	C-14
	(m)	Plan Effective Date, Stockholder Approval and Plan Duration	C-14

The title page and table of contents for the Holly Corporation Long-Term Incentive Compensation Plan are provided for convenience only and do not constitute a part of the Holly Corporation Long-Term Incentive Compensation Plan.

HOLLY CORPORATION

LONG-TERM INCENTIVE COMPENSATION PLAN
As Amended and Restated
(Formerly designated the Holly Corporation 2000 Stock Option Plan)

1.  Purpose.  The purpose of the Holly Corporation Long-Term Incentive Compensation Plan as amended and restated (formerly designated the Holly Corporation 2000 Stock Option Plan) (the “Plan”) is to advance the interests of Holly Corporation (the “Company”) by strengthening the ability of the Company and its subsidiaries to attract, retain and motivate able people of high caliber as employees, directors and consultants through arrangements that relate the compensation for such persons to the long-term performance of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Bonus Stock Awards, Stock Appreciation Rights, Phantom Stock Awards, Performance Awards or any combination of the foregoing, as the Committee shall determine.

2.  Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)  “Amendment Effective Date” means December 12, 2002. The Plan prior to amendment was effective January 1, 2001.

(b)  “Award” means any Option, Restricted Stock Award, Bonus Stock Award, Stock Appreciation Right, Phantom Stock Award, or Performance Award, together with any other right or interest granted to a Participant under the Plan.

(c)  “Beneficiary” means one or more persons, trusts or other entities that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(d) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

(d)  “Board” means the Company’s board of directors.

(e)  “Bonus Stock Award” means Shares granted to a Participant under Section 6(c) hereof.

(f)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(g)  “Committee” means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

(h)  “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(b)(vi) of the Plan.

(i)  “Disability” means, as determined by the Board in the sole discretion exercised in good faith of the Board, a physical or mental impairment of sufficient severity that either the Participant is unable to continue performing the duties he performed before such impairment or the Participant’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Company or its Subsidiaries and that impairment or condition is cited by the Company as the reason for termination of the Participant’s employment or participation as a member of the Board.

(j)  “Eligible Person” means any current or proposed officer, director, or key employee or consultant whose services are deemed to be of potential benefit to the Company or any of its Subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

(k)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules relating thereto.

(l)  “Fair Market Value” means the fair market value as determined by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share shall be the closing price of a Share, on the date on which the determination of Fair Market Value is being made or if no Shares were traded on such date then the last trading date prior thereto, as quoted on the composite transactions table for the American Stock Exchange or, if the Shares are not then subject to trading on the American Stock Exchange, then as quoted in a comparable manner on any other national stock exchange or, if not so quoted, then as reported for the over-the-counter market on which the largest volume of trading of Shares has occurred in the 30 trading days prior to the date for which a determination is made.

(m)  “Incentive Stock Option” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(n)  “Non-Qualified Stock Option” means any Option that does not constitute an Incentive Stock Option.

(o)  “Option” means a right granted to a Participant under Section 6(a) hereof to purchase Shares or other Awards at a specified price during specified time periods.

(p)  “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(q)  “Performance Award” means a right granted to a Participant under Section 8 hereof to receive cash and/or other consideration other than Shares based on performance conditions, as provided in Section 8, measured over a period of not less than six months nor more than ten years.

(r)  “Phantom Stock Award” means a right granted to a Participant under Section 7(b) hereof.

(s)  “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of regulation 1.162-27 under Section 162(m) of the Code.

(t)  “Restricted Stock Award” means Shares granted to a Participant under Section 6(b) hereof that are subject to certain restrictions and to a risk of forfeiture.

(u)  “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as from time to time in effect and applicable to the Plan and Participants.

(v)  “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(w)  “Shares” means shares of the Company’s common stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for shares of the Company’s common stock, par value $.01 per share, pursuant to Section 10 hereof.

(x)  “Stock Appreciation Right” means a right granted to a Participant under Section 7(a) hereof.

(y)  “Subsidiary” means with respect to the Company, any corporation or other entity of which at least 50% of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company or any other entity determined by the Committee to constitute a Subsidiary due to its relationship to the Company.

3.  Administration.

(a)  Authority of the Committee.  The Plan shall be administered by the Committee except to the extent the Board elects to administer all or part of the Plan or except to the extent the Board appoints a separate committee other than the Committee to administer all or part of the Plan, in which case references herein to the “Committee”

shall be deemed to include references to the “Board” and/or such additional committee, as applicable. To the extent a portion of the Plan is administered by the Committee, and another portion of the Plan is administered by the Board and/or a separate committee, references herein to “Committee” shall be deemed to be references to the “Board” or such additional committee, as applicable, but only to the extent the Board or additional committee administers a portion of the Plan and only with respect to those portions of the Plan that the Board has elected to administer or over which the separate committee has been delegated authority. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of Options, Restricted Stock Awards, Bonus Stock Awards, Stock Appreciation Rights, Phantom Stock Awards, or Performance Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of Options, (B) the extent to which the transferability of Shares and Awards is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Shares pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

(b)  Manner of Exercise of Committee Authority.  At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(d) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)  Limitation of Liability.  The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4.  Shares Subject to Plan.

(a)  Overall Number of Shares Available for Delivery.  Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 10 of the Plan, the total number of Shares that may be delivered in connection with Awards under the Plan shall not exceed 1,500,000, including all Shares delivered with respect to Options granted under the Plan prior to the Amendment Effective Date.

(b)  Application of Limitation to Grants of Awards.  No Award may be granted if (i) the number of Shares to be delivered in connection with such Award exceeds (ii) the number of Shares remaining available under the Plan minus the number of Shares issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)  Availability of Shares Not Delivered under Awards.  Shares subject to an Award under the Plan that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of Shares to the Participant, including (i) the number of Shares withheld in payment of any exercise price of an Award or taxes relating to Awards, and (ii) the number of Shares surrendered in payment of any exercise price of an Award or taxes relating to any Award, will again be available for Awards under the Plan, except that if any such Shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such Shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

(d)  Shares Offered.  The Shares to be delivered under the Plan shall be made available from (i) authorized but unissued Shares, or (ii) previously issued Shares reacquired by the Company.

5.  Eligibility; Per Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which the Plan is in effect, an Eligible Person may not be granted (a) Awards, provided for in Sections 6 and 7 of the Plan, relating to more than 150,000 Shares, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 10 of the Plan, or (b) Awards, provided for in Section 8 of the Plan, with a value at the time of payment which exceeds the Fair Market Value of 150,000 Shares as of the date of the grant of the Award.

6.  Options, Restricted Stock and Bonus Stock.

(a)  Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)  Exercise Price.  The exercise price or prices for Shares under each Option shall be determined by the Committee at the time the Option is granted, and may be less than, equal to or greater than, the Fair Market Value of the Shares at the time of the granting of the Option, provided that the exercise price per Share for any Option that is intended to be performance-based compensation under Section 162(m)(4)(C) of the Code or an Incentive Stock Option under Section 422 of the Code shall not be less than the Fair Market Value of a Share as of the effective date of grant of the Option; provided, however, that in the case of an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, the exercise price per Share of any Incentive Stock Option under Section 422 of the Code shall not be less than 110% of the Fair Market Value of a Share as of the effective date of grant of the Incentive Stock Option.

(ii)  Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes, to the extent permitted under applicable law, or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock Awards subject to Section 6(b) hereof. In the case of an exercise whereby the exercise price is paid with Shares, the value of such Shares for purposes of calculating the exercise price paid shall be the Fair Market Value. Notwithstanding anything to the contrary herein, unless otherwise provided in any agreement evidencing an Option, in the event of the death of a Participant while in the employ of the Company or one of its Subsidiaries, an Option theretofore granted to the Participant shall be exercisable within the year succeeding such death (even if the Option would otherwise expire prior to one year from the date of death) but only to the extent that the optionee was entitled to exercise the Option as of the date of death.

(iii)  Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Incentive Stock Options shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of Shares subject to an Incentive Stock Option and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or a parent or Subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Options are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of Shares to be reclassified in accordance with the Code. No Incentive Stock Option may be granted after December 13, 2010.

(b)  Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to Participants on the following terms and conditions:

(i)  Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock Award, a Participant granted a Restricted Stock Award shall have all of the rights of a stockholder, including the right to vote the Restricted Stock Award and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock Award, the Restricted Stock Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)  Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock Awards that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Awards.

(iii)  Certificates for Shares.  Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates for Shares relating to Restricted Stock Awards are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock Awards, that the

Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to such Shares.

(iv)  Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share related to the Restricted Stock Award be automatically reinvested in additional Shares related to the Restricted Stock Award or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such Shares or other property has been distributed.

(c)  Bonus Stock Awards.  The Committee is authorized to grant Awards of Shares as bonuses, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that such Awards are exempt from liability under Section 16(b) of the Exchange Act. Bonus Stock Awards shall be subject to such other terms as shall be determined by the Committee.

(d)  Performance Goals.  To the extent the Committee determines that any Award granted pursuant to this Section 6 shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8(b).

7.  Stock Appreciation Rights and Phantom Stock.

(a)  Stock Appreciation Rights.  The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i)  Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.

(ii)  Rights Related to Options.  A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 7(a)(i) hereof. That Option shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(iii)  Right Without Option.  A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right.

(iv)  Terms.  The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(b)  Phantom Stock Awards.  The Committee is authorized to grant Phantom Stock Awards to Participants, which are rights to receive cash at the end of a specified deferral period, subject to the following terms and conditions:

(i)  Award and Restrictions.  Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

(ii)  Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in any Award agreement evidencing the Phantom Stock Awards), all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock Awards.

(c)  Performance Goals.  To the extent the Committee determines that any Award granted pursuant to this Section 7 shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8(b).

8.  Performance Awards.

(a)  Performance Awards.  The Committee may grant Performance Awards based on performance criteria measured over a period of not less than six months and not more than ten years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 8(b) in the case of a Performance Award granted to a Covered Employee.

(b)  Performance Goals.  The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8(b).

(i)  General.  The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(ii)  Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Covered Employee: (A) earnings per share; (B) increase in revenues; (C) increase in cash flow; (D) increase in cash flow return; (E) return on net assets; (F) return on assets; (G) return on investment; (H) return on capital; (I) return on equity; (J) economic value added; (K) gross margin; (L) net income; (M) pretax earnings; (N) pretax earnings before interest, depreciation and amortization; (O) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (P) operating income; (Q) total stockholder return; (R) debt reduction; (S) net profit margin; and (T) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

(iii)  Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than one year and not more than ten years, as specified by the Committee. Performance goals in the case of any Award granted to a Covered Employee shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(iv)  Settlement of Performance Awards; Other Terms.  After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award designed to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(v)  Written Determinations.  All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards shall be made in writing in the case of any Award granted to a Covered Employee. The Committee may not delegate any responsibility relating to such Performance Awards.

(vi)  Status of Performance Awards under Section 162(m) of the Code.  It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 8(b) shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9.  Certain Provisions Applicable to All Awards.

(a)  General.  Awards may be granted on the terms and conditions set forth in Sections 6, 7 and 8 hereof and this Section 9. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate or waive any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

(b)  Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary.

(c)  Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

(d)  Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. In the discretion of the Committee, Awards granted pursuant to Sections 7 or 8 of the Plan may be payable in Shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 10(f) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in Shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(e)  Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

10.  General Provisions.

(a)  Company’s Right to Terminate or Modify Awards in Certain Circumstances.  Except to the extent that an Award agreement provides otherwise with specific reference to this Section 10(a), in the event of (i) an acquisition of substantially all of the assets of the Company or of a greater than 80% stock interest in the Company by an entity in which the Company does not have a 50% or greater interest prior to such acquisition, or (ii) a merger, consolidation, or recapitalization involving a fundamental change in the capital structure of the Company, the Company shall have the right to terminate any Award upon the payment of an amount equal to the then value of the Award, without regard to vesting or forfeiture provisions of the Award, as determined by the Committee, taking into account to the extent determined by the Committee to be appropriate the Fair Market Value of Shares at the time of termination and the performance of the Company up to the time of termination. Upon tender of payment by the Company to a holder of the amount determined by the Committee pursuant to this provision, the Award held by such holder shall automatically terminate. Alternatively, in such circumstances, the Company, in the discretion of the Board, may make arrangements for the acquiring or surviving corporation to assume any or all outstanding Awards and substitute on equitable terms Awards relating to the stock or performance of such acquiring or surviving corporation. The determinations of the Board and/or the Committee pursuant to this Section 10(a) shall be final, binding and conclusive.

(b)  No Limitation on Other Company Transactions.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(c)  Dilution or Other Adjustments.  In the event that there is any change in the Shares through merger, consolidation, reorganization or recapitalization or in the event of any stock split or dividend to holders of Shares payable in Shares or the issuance to such holders of rights to subscribe to Shares, or in the event of any change in the capital structure of the Company, the Board shall, subject to any requirements of applicable law, regulations and rules, make such adjustments with respect to any provision or provisions of the Plan, including but not limited to the limitations on Awards that may be granted under the Plan as set forth in Sections 4 and 5, and with respect to Awards theretofore granted under the Plan as the Board deems appropriate to prevent dilution or enlargement of Award rights. The determinations of the Board pursuant to this Section 10(b) shall be final, binding and conclusive. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares relating to Awards theretofore granted or the exercise price per Share in the case of Options.

(d)  Transferability.

(i)  Permitted Transferees.  The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Award or authorize all or a portion of an Award to be granted to an Eligible Person on terms which permit transfer by such Participant; provided that, in either case a transferee may only be a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (A) there may be no consideration for any such transfer and (B) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(d)(i).

(ii)  Qualified Domestic Relations Orders.  An Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

(iii)  Other Transfers.  Except as expressly permitted by Subsections 10(d)(i) and 10(d)(ii) above, Awards shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

(iv)  Effect of Transfer.  Following the transfer of any Award as contemplated by Subsections 10(d)(i), 10(d)(ii) and 10(d)(iii) above, (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Permitted Transferee to exercise the transferred Award in accordance with the terms of the Plan and applicable law and (B) the provisions of the Award relating to exercisability thereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(v)  Procedures and Restrictions.  Any Participant desiring to transfer an Award as permitted under Subsections 10(d)(i), 10(d)(ii) or 10(d)(iii) above shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under Section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

(vi)  Registration.  To the extent the issuance to any Permitted Transferee of any Shares issuable pursuant to Awards transferred as permitted in this Section 10(d) is not registered pursuant to the effective registration statement of the Company generally covering the Shares to be issued pursuant to the Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such Shares to any such transferee.

(e)  Taxes.  The Company and any Subsidiary are authorized to withhold from any Award granted, or any payment relating to an Award under the Plan, including from a distribution of Shares, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(f)  Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any Share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes in this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

(g)  Limitation on Rights Conferred under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(h)  Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(i)  Payments in the Event of Forfeitures; Fractional Shares; Share Allotments.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. Unless otherwise determined by the Committee, no fractional Shares, or Shares in lots of less than 100 Shares, shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares, or lots of less than 100 Shares, and whether fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)  Severability.  If any provision of the Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of the Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option (to that extent) shall be deemed a Non-Qualified Stock Option for all purposes of the Plan.

(k)  Governing Law.  All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law or where the law of the state of incorporation of the Company shall be mandatorily applied. The obligation of the Company to sell and deliver Shares hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

(l)  Conditions to Delivery of Shares.  Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any Shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, Bonus Stock Award or Phantom Stock Award, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right, vesting of any Restricted Stock Award or Phantom Stock Award, or grant of any Bonus Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the Shares being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such Shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

(m)  Plan Effective Date, Stockholder Approval and Plan Duration.  The Plan has been adopted by the Board originally effective as of January 1, 2001 and as amended and restated effective as of December 12, 2002 contingent upon the approval of the stockholders of the Company. If the stockholders of the Company do not approve the Plan as amended and restated, the Plan shall continue in effect as originally adopted effective January 1, 2001. No Award, other than an Incentive Stock Option, shall be granted under the Plan after December 31, 2010 and no Incentive Stock Option shall be granted under the Plan after December 13, 2010.

ANNUAL MEETING OF STOCKHOLDERS OF
HOLLY CORPORATION
May 24, 2007
Please date, sign and mail
your proxy card in the
envelope provided as
soon as possible.
êPlease detach along perforated line and mail in the envelope provided.ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES, “FOR” APPROVAL OF THE AMENDMENT TO THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AND “FOR” APPROVAL OF THE PERFORMANCE STANDARDS AND ELIGIBILITY PROVISIONS OF THE CORPORATION’S LONG-TERM COMPENSATION PLAN AND AMENDMENT THERETO. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.	Election of Directors:
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ B.P. Berry ¡ M.P. Clifton ¡ W.J. Glancy ¡ W.J. Gray ¡ M.R. Hickerson ¡ T.K. Matthews ¡ R.G. McKenzie ¡ J.P. Reid ¡ P.T. Stoffel

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

2.	Approval of Amendment to the Corporation’s Restated Certificate of Incorporation to increase the total number of shares of Common Stock, par value $0.01 per share, that the Corporation has the authority to issue.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approval of the performance standards and eligibility provisions of the Corporation’s Long-Term Incentive Compensation Plan and an Amendment thereto to provide for the use of “net profit margin” as a performance criteria for annual incentive awards.	☐	☐	☐
4.	Other Business — Voting upon any other business properly brought before the meeting or any adjournment thereof.
This proxy when properly executed will be voted as directed. If no direction is given, it will be voted FOR the election of all nominees as directors, FOR approval of the amendment to the Corporation’s Restated Certificate of Incorporation and FOR approval of the performance standards and eligibility provisions of the Corporation’s Long-Term Incentive Compensation Plan and amendment thereto, and in the discretion of those authorized to vote this proxy on any other business.
Receipt of the Company’s Annual Report for 2006, Notice of Annual Meeting and related Proxy Statement is hereby acknowledged, and all former proxies are hereby revoked.

Please check the box if you are planning to attend the Annual Meeting in person.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY
HOLLY CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — MAY 24, 2007
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Gerard L. Regard, Matthew P. Clifton and W. John Glancy, or any of them or their substitutes, are hereby appointed proxies to represent and to vote the stock of Holly Corporation standing in the name(s) of the undersigned at the Annual Meeting of Stockholders to be held in Dallas, Texas on May 24, 2007, and at all adjournments thereof.
TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS YOU DO NOT NEED TO MARK ANY OF THE BOXES, JUST DATE AND SIGN ON THE REVERSE SIDE.

SEE REVERSE SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE